Variable Annuity Account I N-4

                                              1933 Act Registration No. 33-82054
                                              1940 Act Registration No. 811-8660

                    As filed with the Securities and Exchange
                          Commission on April 22, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                        Post-Effective Amendment No. 7      X

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 8             X

                         AAL VARIABLE ANNUITY ACCOUNT I
               (Exact name of registrant as specified in charter)

                          AID ASSOCIATION FOR LUTHERANS
                               (Name of Depositor)
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (920) 734-5721

                              WOODROW E. ENO, ESQ.
             Senior Vice President, Secretary and General Counsel of
                          AID ASSOCIATION FOR LUTHERANS
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                     (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offerings: Continuous

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b):
       X on May 1, 1999 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice on or before February 28, 1999.

                       THE AAL VARIABLE ANNUITY ACCOUNT I
                              CROSS REFERENCE SHEET

Pursuant to Rule 495 under the Securities Act of 1933 indicating the location of the information called for by the Items of parts A and B of Form N-4.

Item No.          Caption                                     Location
Part A
1.                Cover Page                                  Cover Page
2.                Definitions                                 Glossary
3.                Synopsis                                    Expense Table; Summary
4.                Condensed Financial Information             Condensed Financial Information
5.                General Description of Registrant,          AAL, The Accounts and The Fund
                     Depositor, and Portfolio Companies       Voting Privileges
6.                Deductions                                  Charges and Deductions
7.                General Description of Variable Annuity     The Certificate; General Information;
                     Contracts                                Rights Reserved by AAL
8.                Annuity Period                              Annuity Phase
9.                Death Benefit                               Death Benefit before the Annuity
                                                              Commencement Date, Death Benefit after the
                                                              Annuity Commencement Date
10.               Purchases and Contract Value                The Certificate -Application and Purchase,
                                                              Allocation of Premium Payments,
                                                              Certificate Valuation, Dollar Cost
                                                              Averaging Plan
11.               Redemptions                                 The Certificates -Withdrawal or Surrender
                                                              Charges, Free Look Period
                                                              Postponement of Payments
12.               Taxes                                       Federal Tax Status
13.               Legal Proceedings                           Not Applicable
14.               Table of Contents - SAI                     Contents of the SAI

Part B
15.               Cover Page                                  Cover Page
16.               Table of Contents                           Table of Contents
17.               General Information and History             General Information; Regulation and
                                                              Reserves
18.               Services                                    Services
19.               Purchases of Securities Being Offered       Not Applicable
20.               Underwriters                                Principal Underwriter
21.               Calculation of Performance Data             Performance Information
22.               Annuity Payments                            Not Applicable
23.               Financial Statements                        Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                         AAL VARIABLE ANNUITY ACCOUNT I
                                   PROSPECTUS

                                   May 1, 1999

                                     for the

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY CERTIFICATES



This Prospectus describes the individual flexible premium deferred variable annuity certificate (the certificate) Aid Association for Lutherans (AAL, we, us, our) offers. We are a fraternal benefit society organized under the laws of the State of Wisconsin. We offer the certificates to people (you, your) who are eligible for membership in AAL as well as employees of AAL and its affiliates. The certificate allows you to accumulate money on a tax-deferred basis for retirement or other long-term purposes. There are two phases to the contract: the Accumulation Phase and the Annuity Phase. You can invest Premiums only in the  Accumulation  Phase,  however,  you may take  distributions  in either  the
Accumulation  or  Annuity  Phase,   subject  to  certain   restrictions  of  the
certificate.

Premiums under the certificate are flexible. The minimum initial Premium is $600. Although if you choose to establish a premium billing schedule, your initial Premium may be $100. Subsequent Premiums may be more or less than the amount on the contribution notice as long as the payment is at least $50 per Subaccount. The certificate may be sold to or issued in connection with retirement plans, including plans that qualify for special federal income tax treatment under the Internal Revenue Code.

You may direct Premiums to accumulate on a fixed basis, variable basis or a combination fixed and variable basis. If you direct Premiums to accumulate on a fixed basis in the Fixed Account, those payments are mixed with our other general assets. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest. The interest rates are declared monthly by us. Premiums under the certificate accumulating on a variable basis will be allocated to one or more subaccounts (the Subaccounts) of AAL Variable Annuity Account I (the Variable Account). The assets of each Subaccount are invested solely in a corresponding Portfolio of AAL Variable Product Series Fund, Inc. (the Fund).

The certificate's Accumulated Value in the Subaccounts will vary with the investment performance of the Portfolios you select. The certificate is not considered a deposit or other obligation of any bank, credit union or any affliated entity. The Federal Deposit Insurance Corporation (FDIC) nor any other agency does not insure or protect the certificate. You bear the investment risk of amounts invested in the Variable Account.

This Prospectus sets forth concisely the information that you should know before purchasing a certificate, and it should be read and kept for future reference. We have filed a Statement of Additional Information, bearing the same date, which contains further information, with the Securities and Exchange Commission and incorporate by reference the Statement of Additional Information into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 225-5225, or by writing AAL at its principal office at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The Telecommunications Device for the Deaf (TDD) number is (800)-735-9644. A Table of Contents for the Statement of Additional Information appears in this Prospectus on page 25.


This Prospectus is not valid unless given with a current prospectus of the AAL Variable Product Series Fund, Inc.

These Securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should read this prospectus carefully and keep it for future reference.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                             TABLE OF CONTENTS                              Page

TABLE OF CONTENTS

Glossary
Summary
Fee and Expense Tables
Condensed Financial Information
Performance Information

AAL, the Accounts and the Fund

       AAL
       The Variable Account
       The Fixed Account
       The Fund
The Certificate
       Application and Purchase
       Crediting and Allocating Your Premium Payments
       Free Look Period
       Member Convenience Account
       Owners, Payees and Annuitants
       Adult and Juvenile Certificates
       Beneficiaries
       Assignments of Ownership
Accumulation Phase
       Certificate Valuation
       Dollar Cost Averaging Plan

       Transfers Among Subaccounts and/or the Fixed
       Account
       Telephone Transactions
       Surrenders and Withdrawals
       Automatic Payout Option
       Death of the Owner and/or Annuitant before the Annuity Commencement Date

Annuity Phase

       Annuity Commencement Date
       Annuity Payments
       Withdrawals and Surrenders During the
       Annuity Phase
       Death of Payee after the Annuity
       Commencement Date

Certificate Fees and Charges
       Sales Charge
       Premium Tax Charge
       Withdrawal or Surrender Charges
       10% Free Withdrawal
       Waiver of Withdrawal and Surrender Charges
       Certificate Maintenance Charge
       Mortality and Expense Risk Charge
       Miscellaneous
       Taxes

General Information about the Certificates
       The Entire Contract
       Gender Neutral Benefits
       Voting Rights
       Surplus Refunds
       Reports to Owners
       Date of Receipt
       Payment by Check
       Postponement of Payments
       Certificate Inquiries

Federal Tax Status

       Variable Account Tax Status
       Diversification Requirements
       Taxation of Annuities in General
       Certificates Held by Natural Persons
       Certificates Held by Nonnatural Persons
       Distributions  during the Accumulation Phase
       Distributions  during the Annuity  Phase
       Distributions  from  Qualified  Plans
       Penalty  Tax  on Premature  Distributions
       Federal Income Tax Withholding
       Death Proceeds
       Multiple  Certificates
       Tax-Free  Exchanges (1035 Exchanges)
       Transfers among Subaccounts
       Transfer of Ownership
       Qualified Plans
       Rollover into an IRA
       Other Considerations

Other Information
       Rights Reserved by AAL
       Maintenance of Solvency
       Distribution Arrangements
       Year 2000 Disclosure
       Legal Matters
       Financial Statements

GLOSSARY

AAL, we, us, our: Aid Association for Lutherans, a fraternal benefit society owned by and operated for its members.


Accumulated Value: The total of the amounts in a certificate's Subaccounts and Fixed Account at any time prior to the Annuity Commencement Date.

Accumulation Phase: The period during which Premiums can be invested in the certificate. This phase stops at the earlier of the death of the Annuitant or the Annuity Commencement Date.

Accumulation Unit: A measure used to calculate the Accumulated Value for the certificate in each Subaccount prior to the Annuity Commencement Date.


Accumulation Unit Value: The value of an Accumulation Unit of a Subaccount for a given Valuation Period.


Annuitant: The person on whose life or life expectancy the certificate is based.

Annuity Commencement Date: The date on which the annuity proceeds are applied to an Annuity Payment Option for the benefit of the payee. This is also known as the maturity date.

Annuity Payment: One of a series of payments after the Annuity Commencement Date made under the Annuity Payment Option.

Annuity Payment Option: One of several types of methods of receiving payments after your Annuity Commencement Date.


Annuity Phase: The period of the contract after the Annuity Commencement Date when Annuity Payments are made.

Beneficiary: The person who you have chosen to receive the Death Proceeds upon the Annuitant's death.

Certificate: The contract between you and us providing the individual flexible premium deferred variable annuity.

Certificate Anniversary: The same date in each year as the Issue Date.

Certificate Year: A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.

Code: The Internal Revenue Code of 1986, as amended.


Death Benefit or Death  Proceeds:  Before the Annuity  Commencement  Date or the
Annuitant attains age 80, Death Proceeds are the greater of the Accumulated Value; the Premiums paid less any withdrawals; or the Accumulated Value as of the last minimum Death Proceeds Valuation Date plus any Premiums paid and minus any withdrawals since that date. After the Annuitant attains age 80, Death Proceeds are the Accumulated Value.

Excess Amount: An amount in excess of the amount that may be withdrawn or surrendered without a withdrawal or surrender charge.



Fixed Account: Part of the general account of AAL that is not part of the Variable Account.

Free Look Period: The period of time during which you may cancel the certificate.


Fund: AAL Variable Product Series Fund, Inc.


Home Office: Our principal executive office located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free number is (800)-225-5225, locally
(920) 734-5721.

Issue Date: The effective date of the certificate, generally the date on which you sign the application.


Member: Generally, you must be Lutheran, profess to be Lutheran or be a spouse or child of such person to be eligible for membership. You apply for membership by completing a membership application at the time you complete an application for the AAL Variable Annuity or other AAL insurance product. Associate Members do not have to buy an insurance product but the other requirements apply.


Net Asset Value Each Portfolio's share's value at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) for any Valuation Date.

Owner, you, your, yours: The person or entity who owns the certificate.

Payee: The person you designate to receive payment of annuity proceeds under an Annuity Payment Option.


Portfolio: One of a series of the Fund currently available for investment through a corresponding Subaccount of the Variable Account.


Proof of Death: A certified copy of the death certificate or a certified decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to AAL.

Premium: Any new payment you invest in the certificate.


Qualified Plan: A retirement  plan which receives  favorable tax treatment under
Section 401, 403(b), 408 or 408A of the Code.


Service Center: The AAL Variable Products Service Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is
(800)-225-5225, locally (920) 734-5721.


Subaccount: A division of the Variable Account that invests exclusively in shares of a single Portfolio of the Fund.

Valuation Date: Any date we are open for business and the New York Stock Exchange is open for regular trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: AAL Variable Annuity Account I, which is a separate account of AAL.

Written Request: A request or notice signed by the Owner, received in good order by AAL at its Service Center and satisfactory in form and content to AAL.

SUMMARY


This summary only gives you a brief overview of the more significant aspects of the certificate. Please refer to the remainder of this Prospectus for more detailed information. The certificate along with any riders or endorsements constitute the entire agreement between you and us. Please retain them as part of your permanent records.


The Certificate


The certificate is an individual flexible premium deferred variable annuity that allows you to save for retirement or some other long-term goal. You may choose to use the certificate as an individual nonqualified plan or as a retirement plan that qualifies for special federal tax treatment. Some of the types of
Qualified Plans that can be funded with the certificate include: Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA, pension or profit-sharing plan or a tax-sheltered annuity (TSA).


Purchase of the Certificate and Subsequent Premiums


You may purchase the certificate for a minimum initial premium of $600. However, you may purchase the certificate for $100 if you choose a premium billing of at least $50 per Subaccount. The certificate is completely flexible, you may invest more or less than your billed Premium amount as long as it is at least $50 per Subaccount. For those certificates that are not billed, a payment may be made at any time. If no Premium has been received at our Service Center for the past 36 consecutive months and the Accumulated Value of the certificate is below $600, AAL will terminate the certificate and pay you the Accumulated Value, less any applicable charges. We will send you a notice at least 30 days before termination.


Investment Options


You may make payments that accumulate on a fixed or variable basis. You may allocate Premiums among seven different Subaccounts and/or to the Fixed Account. The Accumulation Value of your Subaccounts will increase or decrease depending on the investment performance of the underlying Portfolio. You bear all of the investment risk as to the value of the Subaccounts. We bear the risk as to the value of the Fixed Account. Under the Fixed Account option, we pay an effective annual interest rate of at least 3 1/2 %. The certificate offers a choice of seven variable investment options. Each variable investment option or Subaccount invests in a corresponding Portfolio of the Fund. The Portfolios include the following:


o AAL Variable Product Money Market Portfolio               o AAL Variable Product Small Company Stock Portfolio
o AAL Variable Product Bond Portfolio                       o AAL Variable Product International Stock Portfolio
o AAL Variable Product Balanced Portfolio                   o AAL Variable Product High Yield Bond Portfolio
o AAL Variable Product Large Company Stock Portfolio


Charges and Deductions


If net Premiums are under $5,000, there is an annual certificate maintenance charge of $25 to reimburse us for general administrative expenses. We also may impose a withdrawal charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your certificate if it has not been in force for more than seven years. However, you may make free withdrawals of up to 10% of the Accumulated Value of your certificate during a Certificate Year without incurring this withdrawal charge. We may also waive withdrawal charges in certain circumstances. Under certain circumstances we may charge a fee for transfers between Subaccounts.


 If you invest in the Variable Account Option, you will incur a mortality and expense risk charge computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the Variable Account. A daily charge based on a percentage of each Portfolio's average daily net asset value is payable by each Portfolio to its investment adviser.

Free Look Period


You may cancel your certificate within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Money Market Subaccount during the free look period. For more information concerning our procedures, see Free Look Period page 11.


Withdrawals and Surrenders


You may take a withdrawal from or surrender the certificate before the Annuity Commencement Date and while the Annuitant is alive. Such distributions may be subject to certain withdrawal charges as described above. Some Qualified Plans restrict the availability of the certificate's value to the plan participant. If you take a withdrawal from or surrender the certificate before attaining age 59-1/2, you may be subject to a 10% premature distribution penalty in addition to ordinary income tax.


Transfers


You may transfer all or a part of your certificate's value among the Subaccounts or the Fixed Account subject to certain limitations. After the first two transfers from Subaccounts in a Certificate Year, we will impose a $10 transfer charge. We will not transfer any amount less than $50.

Annuity Payments


We determine the Annuity Commencement Date based on the Annuitant's age at the time we issue the certificate. You may elect to change this date subject to state restrictions. At the time of your Annuity Commencement Date, you must begin receiving Annuity Payments. We offer five different Annuity Payment Options, four of which provide Annuity Payments on a fixed basis.


Federal Tax Treatment


Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. A portion of every distribution or Annuity Payment (except under the Interest Annuity Payment Option) will be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the Payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1/2. Current tax laws may change at any time.

                             FEE AND EXPENSE TABLES


Certificate Owner Transaction Expenses: (1)

Sales Charge on Premiums                                      NONE
Transfer Fee                                                  $10 (2)

Deferred Sales Charge

Certificate Year       1      2      3      4      5      6      7       8+
---------------------- ------ ------ ------ ------ ------ ------ ------- -------
Withdrawal Charge      7%     6      5      4      3      2      1       0
                   (as a percentage of the withdrawal value)




Annual Certificate Fees:

Certificate Maintenance Charge                                 $25  (3)
(applies to accounts with less than $5,000 in net premiums)


Variable Account Annual Expenses
Mortality and Expense Risk Charges                             1.25%
Administrative Charge                                          NONE
         Total Variable Account Annual Expenses                1.25%
(as a percentage of average Accumulated Value):

AAL Variable Product Series Fund, Inc. Annual Expenses:
(as a percentage of average net assets of each Portfolio):


                                                               Total Annual Fund
Portfolio                                   Other Expenses       Expenses After
                    Investment Advisory     After Expense           Expense
                            Fees            Reimbursement      Reimbursement (4)

Money Market               0.35%                  0%                 0.35%
Bond                       0.35                   0                  0.35
Balanced                   0.33                   0                  0.33
Large Company Stock        0.33                   0                  0.33
Small Company Stock        0.35                   0                  0.35
International Stock        0.80                   0                  0.80
High Yield Bond            0.40                   0                  0.40

The above tables are intended to assist you in understanding the costs and expenses that you will bear directly or indirectly and reflect the expenses of the Variable Account and the Fund. The certificates are not currently subject to state premium taxes. For a more complete description of the various costs and expenses, see the Prospectus for the AAL Variable Product Series Fund, Inc. that accompanies this Prospectus.

Notes to the Fee and Expense Tables

1. You can withdraw up to 10% of the Accumulated Value of the certificate without a withdrawal charge each Certificate Year. Note that some retirement plans may restrict your access to Accumulated Values. See Charges and Deductions for more information.

2. You can make two free transfers from the Subaccounts in each Certificate Year. We will charge a $10 fee for each subsequent transfer. See the Transfers Among Subaccount and/or the Fixed Account section in this prospectus for more information on this charge and the restrictions on transfers from the Fixed Account.

3. If your net Premiums exceed $5,000 in the certificate, we will waive the Certificate Maintenance Charge. Net Premiums are the sum of all Premiums less withdrawals.

4. We have agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses in excess of 0.33% for the Balanced and Large Company Stock
     Portfolios, 0.35% for the Money Market, Bond, and Small Company Stock Portfolios, 0.80% for the International Stock Portfolio and 0.40% for the High Yield Bond Portfolio. We can reduce or terminate this voluntary reimbursement upon 30-days' written notice to the Fund. Absent the expense reimbursement, the total Portfolio expenses for the period ended December 31, 1998 would have been:

Portfolio                            Other Expenses   Total Annual Fund Expenses
Money Market Portfolio                    .09%                 0.44%
Bond Portfolio                            .17                  0.52
Balanced Portfolio                        .06                  0.39
Large Company Stock Portfolio             .05                  0.38
Small Company Stock Portfolio             .08                  0.43
High Yield Bond Portfolio*                .14                  0.54
International Stock Portfolio*            .50                  1.30


-----------------
* These figures are based on the period from March 2, 1998 to December 31, 1998, and are annualized.


Examples

The following examples illustrate the expenses that you would incur on a $1,000 investment with a 5% return on assets.

A. If you surrender or annuitize your certificate using Option 2 or 3 at the end of the periods shown:

                         1 Year    3 Years   5 Years   10 Years

Money Market             $83       $105      $127      $208
Bond                      83        105       127       208
Balanced                  83        104       126       206
Large Company Stock       83        104       126       206
Small Company Stock       83        105       127       208
International Stock       87        118       150       256
High Yield Bond           83        107       130       213

B.   If you do not surrender your certificate at the end of the period shown:

                         1 Year    3 Years   5 Years   10 Years

Money Market             $18       $56       $96       $208
Bond                      18        56        96        208
Balanced                  18        55        95        206
Large Company Stock       18        55        95        206
Small Company Stock       18        56        96        208
International Stock       23        70        119       256
High Yield Bond           18        57        98        213

C. If you annuitize your certificate using Options 4 or 5 at the end of the periods shown:

                         1 Year    3 Years   5 Years   10 Years

Money Market             $83       $56       $96       $208
Bond                      83        56        96        208
Balanced                  83        55        95        206
Large Company Stock       83        55        95        206
Small Company Stock       83        56        96        208
International Stock       87        70        119       256
High Yield Bond           83        57        98        213


Note to the Examples: The examples should not be considered a representation of past or future expenses for the Variable Account or for any Portfolio. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

                         CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of Accumulation Unit Values and numbers of Accumulation Units for each of the 10 years (or shorter period for which the relevant Subaccount has been in existence) in the period ended December 31, 1998. You should read this information along with the Variable Account's and AAL's financial statements and notes which are included in the Statement of Additional Information.

Note that the unit value of each Subaccount of the Variable Account will not be the same on any given day as the Net Asset Value per share of the underlying Portfolio of the Fund in which that Subaccount invests. One reason for this deviation is that each unit value consists of the underlying Portfolio's Net Asset Value minus charges to the Variable Account. In addition, dividends declared by the underlying Portfolio are reinvested by the Subaccount in additional shares of that Portfolio. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Variable Account does not change as a result of such distributions.


Accumulation Unit Values for the Periods Ended:




Subaccount                        1998             1997              1996             1995          Commencement Date*
----------                        ----             ----              ----             ----          ------------------
Money Market                     $1.15             $1.10            $ 1.06           $ 1.02              $ 1.00
Bond                             12.42             11.57            10.72             10.53               10.00
Balanced                         17.57             14.91            12.41             11.06               10.00
Large Company Stock              23.14             18.25            13.93             11.53               10.00
Small Company Stock              15.64             15.82            12.78             10.95               10.00
International Stock              10.93              N/A              N/A               N/A                10.00
High Yield Bond                   9.58              N/A              N/A               N/A                10.00



* The first five Subaccounts commenced operations on June 15, 1995; the last two Subaccounts commenced operations on March 3, 1998.


Number of Accumulation Units Outstanding at the End of the Period:

Subaccount                        1998             1997              1996             1995
----------                        ----             ----              ----             ----
Money Market                   28,880,399       23,019,814        14,226,261        4,931,298
Bond                           3,397,426         1,869,057        1,185,965          402,927
Balanced                       31,007,716       20,544,311        8,992,900         1,364,855
Large Company Stock            24,637,221       17,445,874        7,868,532         1,258,237
Small Company Stock            12,646,465        9,660,146        5,003,533          928,755
International Stock             405,358             N/A              N/A               N/A
High Yield Bond                1,044,323            N/A              N/A               N/A

                             PERFORMANCE INFORMATION

From time to time, the Variable Account may include in advertisements and other sales materials several types of performance information for the Subaccounts. This information may include "average annual total return." The Bond Subaccount, the Balanced Subaccount and the High Yield Bond Subaccount may also advertise "yield". The Money Market Subaccount may advertise "yield" and "effective yield".

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular Owner. Additional information concerning a Subaccount's performance appears in the Statement of Additional Information.


Total Return and Yield Quotations. Average annual total return figures measure the net income of a Subaccount and any realized or unrealized gains or losses of the underlying investments in the Subaccount, over the period stated.


Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Subaccount), expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that we assume that the Subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

Expense and performance information for the Portfolios may be compared in advertising, sales literature and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar) and other services. In addition, we may compare the performance of the Portfolios to the S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Bond Index, the Dow Jones Industrial Average, Merrill Lynch High Yield Master Index and other widely recognized indices. Unmanaged indices assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron's, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times and The Wall Street Journal.

We may also report other information concerning the effect of tax-deferred compounding on a Subaccount's returns which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

See the Fund Prospectus and Statement of Additional Information for a more complete description of the methods used to calculate a Portfolio's yield and total return.

                         AAL, THE ACCOUNTS AND THE FUND

AAL


AAL is a fraternal benefit society owned by and operated for its members. AAL's mission is to bring Lutheran people together to pursue quality living through financial security, volunteer action and help for others. AAL was founded in 1902 under the laws of the State of Wisconsin as a non-stock, non-profit corporation. As of December 31, 1998, AAL has approximately 1.7 million members and is the world's largest fraternal benefit society in terms of statutory assets (over $20 billion) and life insurance in force ($85 billion), ranking it in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia and is offering the certificates in all states except Mississippi.


The Variable Account


We established the Variable Account as a separate account under the laws of the State of Wisconsin on February 10, 1994. The Variable Account is registered as a unit investment trust with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). The Variable Account meets the definition of a separate account under federal securities laws. The SEC does not supervise the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Subaccounts. Your Premium flows through the certificate to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Premiums flow to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. The
Portfolios and their investment objectives are described below. We make no assurance that the Portfolios will meet their investment objectives.


You bear all the investment risk for Premiums allocated to the Subaccounts. The Accumulated Value will vary with the performance of the Subaccounts.


Under Wisconsin law, the assets of the Variable Account that are equal to the reserves and other contract liabilities of the Variable Account are not chargeable with liabilities arising out of any other business we may conduct. We will maintain an amount of assets in the Variable Account that always has a value approximately equal to or in excess of the amount of Accumulated Values allocated to the Variable Account under the certificates. Income gains and losses, whether or not realized, are, in accordance with the certificates, credited to or charged against the Variable Account without regard to our other income, gains or losses. Obligations arising under the certificates are our obligations.


The Fixed Account


Amounts allocated to Fixed Account under the certificate are part of our general account which support annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933 nor the Fixed Account as an investment company under the 1940 Act. The SEC has not reviewed the disclosure relating to the Fixed Account. However, disclosures regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.


You have no voting rights with respect to Fixed Account Values.

The Fund


You allocate Premiums or transfer Accumulated Values to one or more of the Subaccounts. The Subaccounts, in turn, invest in shares of a corresponding Portfolio of the AAL Variable Product Series Fund, Inc. (the Fund). The Fund is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Fund currently offers its shares to three of our separate accounts: the AAL Variable Annuity Account I and II and the AAL Variable Life Account I as well as retirement plans including the Aid Association for Lutherans Savings Plan. We also purchase Fund shares directly.


We serve as investment adviser to the Fund and are registered as such under the Investment Advisers Act of 1940.


The Variable Account will purchase and redeem shares from the Fund at Net Asset Value without any sales or redemption charge. We will redeem shares to the extent necessary to collect charges under the certificates, to make payments upon withdrawals or surrenders, to provide benefits under the certificates or to transfer assets from a Subaccount to another Subaccount and/or the Fixed Account as you request.

We automatically reinvest any dividends or capital gain distribution amounts that we receive on shares of the Portfolios held under the certificates. We reinvest at the Portfolio's net asset value on the date payable. Dividends and capital gain distribution amounts will reduce the net asset value of each share of the corresponding Portfolio and increase the number of shares outstanding of the Portfolio by an equivalent value. However, these dividends and capital gain distribution amounts do not change your Account Value.


The chart below indicates the names of the Portfolios in which the Subaccounts invest, as well as the investment objectives, investment adviser and sub-adviser for each Portfolio.


---------------------------------- ------------------------------------- --------------------- --------------------------
                                                Investment                      Investment            Investment
           Portfolio                            Objectives                        Adviser             Sub-Adviser
---------------------------------- ------------------------------------- -------------------- --------------------------
---------------------------------- ------------------------------------- --------------------- --------------------------

Money Market Portfolio             Seeks maximum current income and a               AAL        Not Applicable
                                   constant  Net Asset  Value of $1.00 per share
                                   by  investing  in  high-quality,   short-term
                                   money market instruments.
---------------------------------- ------------------------------------- --------------------- --------------------------
---------------------------------- ------------------------------------- --------------------- --------------------------

Bond Portfolio                     Strives for investment results                   AAL        Not Applicable
                                   similar to the Lehman Brothers Aggregate Bond
                                   Index by  investing  primarily  in bonds  and
                                   other debt securities included in the Index.
---------------------------------- ------------------------------------- --------------------- --------------------------
---------------------------------- ------------------------------------- --------------------- --------------------------

Balanced Portfolio                 Seeks capital growth and income by               AAL        Not Applicable
                                   investing  in a mix of common  stocks,  bonds
                                   and money market instruments.  Securities are
                                   selected  consistent with the policies of the
                                   AAL  Variable  Product  Large  Company  Stock
                                   Portfolio,  Bond  Portfolio  and Money Market
                                   Portfolios.
---------------------------------- ------------------------------------- --------------------- --------------------------
---------------------------------- ------------------------------------- --------------------- --------------------------

Large Company Stock Portfolio      Strives   for
                                   investment  results  that                        AAL         Not  Applicable
                                   approximate the performance of the Standard &
                                   Poor's 500(R)* Composite  Stock  Price  Index by
                                   investing primarily in common stocks of the
                                   Index.
---------------------------------- ------------------------------------- --------------------- --------------------------
---------------------------------- ------------------------------------- --------------------- --------------------------

Small Company Stock Portfolio      Strives   for
                                   investment  results  that                        AAL        Not  Applicable
                                   approximate   the   performance  of  the  S&P
                                   SmallCap 600(R)* Index by investing  primarily in
                                   common stocks of the
                                   Index.
---------------------------------- ------------------------------------- --------------------- --------------------------
---------------------------------- ------------------------------------- --------------------- --------------------------

International Stock Portfolio      Seeks long-term capital growth by                AAL        Oechsle International
                                   investing primarily in foreign                              Advisors, LLC
                                   stocks.
---------------------------------- ------------------------------------- --------------------- --------------------------
---------------------------------- ------------------------------------- --------------------- --------------------------

High Yield Bond Portfolio          Seeks high current income and                    AAL        AAL Capital Management
                                   secondarily capital growth by                               Corporation
                                   investing primarily in high risk,
                                   high yield bonds commonly referred
                                   to as "junk bonds."
---------------------------------- ------------------------------------- --------------------- --------------------------

------

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The Fund and the certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)


Before selecting any Subaccount, you should carefully read the prospectus for the Fund. The prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, charges and expenses.

High yielding fixed-income securities, such as those in which the High Yield Bond Portfolio invests, are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. You should carefully read about this Portfolio in the prospectus and related statement of additional information for the Fund and consider your ability to assume the risks of making an investment in the corresponding Subaccount.


                                 THE CERTIFICATE

Application and Purchase


The certificate is an individual flexible premium deferred variable annuity. It provides an excellent vehicle to save for retirement or some other long-term goal on a tax-deferred basis. We offer the certificates to members, people who are eligible for membership and employees of AAL who reside in Wisconsin (including employees of our subsidiaries and affiliates).

We may issue the certificate as one of the following:

o A Nonqualified Annuity;                       o An Annuity for a Savings Incentive Match Plan for
                                                  Employees (SIMPLE-IRA);
o An Annuity for a Qualified  Plan;             o A Roth Individual  Retirement  Annuity (Roth
                                                  IRA); or
o A Traditional Individual Retirement Annuity   o A Tax-Sheltered Annuity (TSA).
     (Traditional IRA);
o An Annuity for a Simplified Employee Pension
  Plan (SEP-IRA);


You may apply for a certificate by completing and submitting a traditional paper application or an electronic application available through your AAL Representative. If you submit an electronic application, you will be asked to certify the accuracy and completeness of the information in your electronic application and sign an electronic signature pad. The data will then be transmitted electronically to us. We will attach a paper copy of the application to your certificate, if the certificate can be issued. The electronic application may not be available in your state.

You must give us or arrange to have sent to us a single Premium Payment of at least $600 along with your application. However, if you choose to receive contribution notices, the minimum initial Premium we allow is $100. The minimum amount we will accept for subsequent Premiums to any one Subaccount is $50. Premium payments over $1,000,000 require our prior approval.


If you choose to receive contribution notices, we will send them according to the amount, allocation and interval you choose. You can change the amount, allocation and interval at any time by submitting a request to our Service Center.


If on your Certificate Anniversary, the Accumulated Value of your certificate is below $600 and you have made no Premium Payment for the past 36 consecutive months, we will terminate your certificate and pay you the Accumulated Value of the certificate less any applicable surrender charges. We will send you a notice at least 30 days before termination.

Certain provisions of the certificate may vary from state to state in order to conform with the law of the state in which you reside. This prospectus describes generally applicable provisions. You should refer to your certificate for any variations required by state law.


Crediting and Allocating Your Premium Payments


You may allocate your Premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your Premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may not allocate less than $50 to either the Subaccount or the Fixed Account. We will allocate your initial Premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order.


If your application is in good order, we will allocate the Premium to your chosen Subaccount(s) and/or Fixed Account (or, in certain states, to the Money Market Subaccount as discussed below) within two days of receipt of the completed application and Premium. If we determine that the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and that the initial Premium will be returned immediately unless you specifically consent to our keeping the initial Premium until the application is complete.


You should send subsequent Premiums to the AAL Service Center. For subsequent Premiums, we will allocate Premiums among the Subaccounts and/or the Fixed Account in the same proportion as your initial Premium on the day we receive it. For the Variable Account, we use the Accumulation Unit Value computed at the end of that Valuation Period.



You may make regularly scheduled Premiums through the automatic deduction from your savings or checking account to the Subaccount(s) or Fixed Account you select. This can be done through our Member Convenience Account and you may set it up at the time of your application. When you set this up, you may select the day of the month that you want the money withdrawn from your account. If the date you select falls on a date that is not a Valuation Date, such as a weekend or holiday, we will allocate the Premium as of the closest preceding Valuation Date. See the section below on Member Convenience Account for more information.

You may change your allocation for future Premiums at any time by submitting a request to our Service Center. Subsequent to your change request, we will allocate your Premiums according to your most recent instructions. Once each day that we are open for business, we determine the Net Asset Value (NAV) per share of the underlying Portfolios at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time. We also determine the Accumulation Unit Value (AUV) of each Subaccount at the end of each day also at 4:00 p.m. Eastern Time. We do not determine the NAV or the AUV on holidays observed by the Exchange or on holidays observed by AAL.

The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. During 1999, AAL will be closed for business on the Friday following Thanksgiving and the Monday after Christmas. On those days, we will not purchase or redeem any shares of the Fund notwithstanding the fact that the New York Stock Exchange will be open. We will not purchase or redeem any Accumulation Units on any days that AAL is not open for business.


Free Look Period


Generally, you may return your certificate for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your certificate to determine your free look period.

In order to return your certificate, you must deliver or mail the certificate along with a Written Request to your AAL Representative or to our Service Center. Upon cancellation, the certificate will be void as of the Issue Date and you will be entitled to receive an amount equal to the certificate's Accumulated Value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. You will receive your money within seven days after we receive your request for cancellation. However, if your certificate is an IRA and you decide to cancel it, within seven days from the receipt of your IRA disclosure we will refund your Premium less any payments made.

Certain states require a full refund of Premiums paid if a certificate is returned during the free look period. In these situations we reserve the right to allocate all Premiums to the Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the certificate by mail. After this period, we will allocate the Accumulated Value of your certificate to the Subaccount(s) and/or Fixed Account according to your original instructions. In all such states, we will refund the greater of Premiums paid or the Accumulated Value.


Member Convenience Account


We offer a plan that allows you to make Premium Payments to your certificate on a regularly scheduled basis by having money sent directly from your checking or savings account. You can allocate the amounts that should be applied to your Subaccounts or Fixed Account. To set up the Member Convenience Account (MCA) you can complete the applicable section on the application.


Owners, Payees and Annuitants


You, as Owner, are typically the recipient of any distributions under the certificate while the Annuitant is alive. The Owner of the certificate is usually, but not necessarily, the Annuitant. As Owner, you can name Beneficiaries, assign the certificate, transfer allocations between Subaccounts and the Fixed Account and designate who receives any Annuity Payments or distributions under the certificate. You will receive all Annuity Payments during the Annuitant's lifetime, unless you designate another person or entity as the Payee. Keep in mind that if you designate another person or entity as Payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant dies, the Death Proceeds in the certificate are payable to the named Beneficiary. If there is effectively no Beneficiary, the Death Proceeds are payable to you as the Owner. We use the Annuitant's life to determine the Annuity Commencement Date of the certificate. In the case of a qualified retirement plan, the Annuitant is the plan participant, the Owner is the retirement plan.


Under certain circumstances other entities, such as trusts, may purchase AAL products but are not eligible for membership.

Adult and Juvenile Certificates

We issue Adult Certificates to applicants age 16 or older who become benefit members of AAL. We issue Juvenile Certificates when the proposed Annuitant is younger than age 16 but is otherwise eligible for benefit membership.


In the case of the Adult Certificate, the Annuitant must be 16 years of age or older. Typically, the applicant of the certificate is the Owner and Annuitant of the certificate, unless ownership is transferred. While the Annuitant is alive and before the Annuity Commencement Date, the Owner of the certificate may exercise every right and enjoy every benefit provided in the certificate. The person who applies for the certificate becomes a benefit member of AAL upon our approval of the membership application. For the Juvenile Certificate, a Juvenile is named as the Annuitant and Owner of the certificate. However, because of age, the Juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the Juvenile and retain control over the certificate. The adult applicant controller exercises certain rights of ownership on behalf of the Juvenile Annuitant. These rights are described in the certificate. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the certificate.

Transfer of control to the Juvenile Annuitant will take place at the first Certificate Anniversary following the earlier of:


o    the Annuitant's 21st birthday;


o the Annuitant's 16th birthday after the adult controller transfers control to the Annuitant in writing; or

o    the death of the adult controller after the Annuitant's 16th birthday.


If the person who has control of the certificate dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If AAL determines that it is best for the Annuitant, we may transfer control of the certificate to some other eligible person according to our Bylaws.

The Juvenile Annuitant will become a benefit member of AAL on the first Certificate Anniversary on or following the Juvenile's 16th birthday.


Beneficiaries


You may name one or more Beneficiaries to receive the Death Proceeds payable under the certificate. If no Beneficiary has been named or the Beneficiary does not survive the Annuitant, the Death Proceeds will be paid to you, if living, otherwise to your estate. Our Bylaws list persons eligible to be Beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute Death Proceeds in the following order to
Beneficiaries:


o    equally to the Beneficiaries in the first class. If none are living, then;

o    equally to the Beneficiaries in the second class. If none are living, then;

o    equally to the Beneficiaries in the third class.


If a Beneficiary dies within 15 days after the death of the Annuitant, we will consider the Beneficiary to have died before the Annuitant for purposes of paying the Death Proceeds.

You may change Beneficiaries by sending a Written Request to our Service Center. We will give you a special form to make this request. We must approve any change in Beneficiary. Any such change is effective on the date you designate on your Written Request or the date we receive your Written Request at our Service Center if no date appears on the request. A change in Beneficiary is only effective if the request was mailed or delivered to us while the Annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in Beneficiary designations.


Assignments of Ownership


You may absolutely assign your certificate by sending a Written Request to our Service Center. You may not absolutely assign a Juvenile Certificate or a certificate issued in connection with Qualified Plans. You may assign your certificate as collateral for a loan by sending a Written Request to our Service Center. You may not assign a certificate issued in connection with a Qualified Plan as collateral. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your Written Request or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your certificate, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Additional Tax Considerations for more information.

The interest of any Beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your certificate or any agreement for a reduction in benefits, shall have priority over the interest of any Owner, Beneficiary or collateral assignee under the certificate.


Successor Owners


If you are not the Annuitant, you may designate a Successor Owner to receive the certificate in the event of your death. If you do not designate a Successor Owner, your estate will become the new Owner upon your death. You may designate or change a Successor Owner by submitting a Written Request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any Successor Owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your Written Request or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a Successor Owner.

Upon your death, we are required to distribute the cash surrender value within five years. However, if the Successor Owner is a natural person (as opposed to an entity), the Successor Owner may elect to receive the cash surrender value in periodic payments over the Successor Owner's life (or over a period not exceeding the Successor Owner's life expectancy) as long as the payments begin within one year of your death. If your spouse is the Successor Owner, your spouse will automatically become the Owner of the certificate and will not be required to take these distributions.


Certificates Issued in Connection with Qualified Plans


If the certificate is used in a Qualified Plan and the Owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a certificate used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than AAL.


                               ACCUMULATION PHASE


There are two phases in the certificate: the Accumulation and Annuity Phases. The Accumulation Phase is the period prior to the Annuity Commencement Date when you invest Premiums in the Variable and/or Fixed Account under the certificate. Premiums add to the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will effect the Accumulated Value as well. The certificate may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the certificate's value grows tax-deferred until you request a distribution. Any distributions you take from the certificate during the Accumulation Phase are taxable to the extent there is gain in the certificate. Accumulation Phase distributions are taxed differently than Annuity Payments. For Annuity Payments (periodic payments from a Annuity Payment Option during the Annuity Phase), any cost basis in the certificate is prorated over the length of the Annuity Payment Option. Therefore, each Annuity Payment will consist partially of cost basis (if there is any) and partially of taxable gain.


Certificate Valuation


During the Accumulation Phase, we refer to your certificate's value as the Accumulated Value. The Accumulated Value is the total of:


o    the Fixed Account value; and

o    the Variable Account value (the total of all your Subaccounts).


The Accumulated Value of your certificate is determined on each Valuation Date (each day that both AAL and the New York Stock Exchange are open for business).

Fixed Account Valuation

You may choose to deposit some or none of your money in the Fixed Account portion of the certificate. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. The guaranteed minimum interest is compounded daily resulting in an effective annual interest rate of a minimum of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Values within the Fixed Account may not exceed 3.5% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new Premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, the deposits are considered existing money and will earn interest at the most recently declared rate for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

Variable Account Valuation

 We calculate the value of each Subaccount by multiplying the number of Accumulation Units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into Accumulation Units of the Subaccount.

We credit Accumulation Units to your Subaccount when you allocate Premiums or transfer amounts to that particular Subaccount. The number of Accumulation Units we credit is determined by dividing the Premium or other amount credited to the Subaccount by the Accumulation Unit Value for that Valuation Date. Conversely, we reduce your Accumulation Units in a Subaccount when you withdraw or transfer from that Subaccount and by the Certificate Maintenance Charge allocable to your certificate. The investment experience of the Portfolio underlying each Subaccount will cause the Accumulation Unit Value to increase or decrease. In addition, we assess a mortality and expense risk charge which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the Portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount's performance, the Subaccount's value cannot be predetermined.


In addition to your investment experience, any Premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.

When we established each Subaccount, we set the Accumulation Unit Value at $10 ($1 for the Money Market Subaccount). The Accumulation Unit Value of a
Subaccount increases or decreases from one Valuation Period to the next depending on the investment experience of the underlying Portfolio as well as the daily deduction of charges. We deduct charges on both the Fund level and the Variable Account level.

The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:

o the Net Asset Value of the corresponding Fund Portfolio attributable to the Accumulation Units at the end of the Valuation Period;

o plus the amount of any income or capital gain distribution made by the Fund Portfolio during the Valuation Period;

o minus the dollar amount of the mortality and expense risk charge we deduct for each day in the Valuation Period;

o plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Subaccount; and

o divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.

Dollar Cost Averaging Plan


You may make regular transfers of predetermined amounts by establishing a dollar cost averaging plan. Under the plan, you may authorize automatic transfers from your Money Market Subaccount to any or all of the other Subaccounts. You may use dollar cost averaging until the amount in the Money Market Subaccount is completely transferred to other Subaccounts and may terminate the plan at any time by request. Dollar cost averaging is generally suitable for you if you wish to make a substantial deposit in your certificate or wish to transfer into other Subaccounts. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.


Transfers among Subaccounts and/or the Fixed Account


Except  for  certain  restrictions   mentioned  below,  you  may  transfer  your
Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the Accumulation Phase. We will process requests for transfers that we receive before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the Accumulation Units in that Subaccount and reinvest that value in Accumulation Units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:


o You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.

o You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.


o You may make two free transfers from one or more Subaccounts in each Certificate Year. After that, we will charge you $10 for each subsequent transfer. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer.


o You may make only one transfer from the Fixed Account in each Certificate Year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in Accumulation Units of the Subaccount or Subaccounts you have selected.


Telephone Transactions

If we receive a signed Telephone Transaction Authorization (found on the certificate Application and on the Variable Annuity Option Selection Form), you may make withdrawals, transfers, Premium allocation changes and certain other transactions pursuant to your telephone instructions ("Telephone Request"). We employ reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make Telephone Requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any Telephone Requests at that time. If this happens, you must submit a Written Request to our Service Center. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

The phone number for telephone transactions is (800)225-5225, or (920)734-5721, locally. We reserve the right to suspend or limit telephone transactions.

Surrenders and Withdrawals

You may surrender or withdraw from your Accumulated Value during the Accumulation Phase if the Annuitant is alive. To make a withdrawal you make a request to our Service Center. If you make a Telephone Request for a withdrawal, we are required to withhold 10% for federal income taxes. To surrender your certificate and receive the Accumulated Value, you must submit a Written Request to our Service Center, we will not accept Telephone Requests. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date in order to process it on the same day.


We will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated Value less any applicable withdrawal or surrender charge or any applicable Certificate Maintenance Charge. Please see Charges and Deductions for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.


You may select the source of a withdrawal by specifically indicating the Subaccount(s) or Fixed Account. However, we must agree to of any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account) then we will take the withdrawal on a pro rata basis from each Subaccount and Fixed Account. You may not withdraw less than $25 at one time.

There are restrictions on withdrawals from 403(b) certificates (also known as Tax Sheltered Annuities). We may only distribute those amounts attributable to salary reduction contributions and their earnings only:


o    after you attain age 59 1/2; or

o    after you resign or are terminated from your job; or

o    if you die;

o    if you become disabled; or


o    in certain cases of hardship (Premiums only can be distributed).


Certificates issued as Qualified Plans under section 401 of the Code may also restrict certain distributions. See your plan document for more information.


If on your Certificate Anniversary, the Accumulated Value of your certificate is below $600 and you have made no Premium for the past 36 consecutive months, we will terminate your certificate and pay you the Accumulated Value of the certificate less any applicable withdrawal charges.


You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender made before you attain age 59 1/2 may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty. See "Federal Tax Considerations" for more details.

Automatic Payout Option


The  Automatic  Payout  Option  is a series  of  partial  withdrawals  from your certificate based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the certificate. This distribution plan is not considered annuitization nor are the payments considered Annuity Payments under a Annuity Payment Option after the Annuity Commencement Date. You may only establish the Automatic Payout Option during the Accumulation Phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See "Charges and Deductions" . This distribution plan can be set up by contacting your AAL Representative.


Death of the Owner and/or Annuitant before the Annuity Commencement Date


Upon the Annuitant's death, we will pay the Death Proceeds to your Beneficiary. If you are also the Annuitant upon your death, we will pay the entire Death Proceeds to your Beneficiary. If your spouse is the sole Beneficiary and the certificate was not issued in connection with a Qualified Plan, your spouse may elect to continue the certificate as the new Owner and Annuitant.

If you are the Owner, but not the Annuitant, upon your death we will pay the cash surrender value (not the Death Proceeds) of the certificate to your Successor Owner. If your spouse is the Successor Owner, your spouse will automatically continue as the Owner upon your death.


Upon your death, we are required to distribute the Death Proceeds (or cash surrender value) to either your Beneficiary or Successor Owner (as stated above):

o    within five years of your death; or


o if your Beneficiary or Successor Owner is a natural person (as opposed to an entity), he or she may select a Annuity Payment Option under which payments must begin within one year of your death. The Annuity Payments in the selected Annuity Payment Option must be made over the life of the Beneficiary but cannot extend beyond that period.

Your Beneficiary's choices of payments may be limited if you designate a mandatory form of beneficiary designation which does not allow your Beneficiary to change it.

Before we can process any Death Proceeds, we must receive:

o    proof that the  Annuitant  or Owner died  before the  Annuity  Commencement
     Date;

o    a completed claim form; and

o    any other information that we reasonably require to process the claim.

If we do not receive information from the Beneficiary within 60 days of receiving proof of death, we will:


o treat the spouse as the new Annuitant and the certificate will remain in force if the certificate was not issued in connection with a Qualified Plan and the spouse is the sole first beneficiary or

o    apply the Death Proceeds to Annuity Payment Option 1, Interest.

We calculate the Death Proceeds on the Death Proceeds Calculation Date which is the later of the date we receive Proof of Death or the date on which we receive a Written Request in good order from the Beneficiary as to the method of payment they choose. The Beneficiary may elect to receive the Death Proceeds as a lump sum in order to satisfy the distribution requirements. Other options for Death Proceeds are available. See the section on Annuity Payments below. If the Beneficiary requests payments of the Death Proceeds in a lump sum, we will pay it within seven days after the Death Proceeds Calculation Date. Death Proceeds are equal to or greater than the minimum value required by law.


If the Annuitant dies before attaining age 80, the amount of the Death Proceeds is the greater of:


o    the Accumulated Value of the certificate on the Death Proceeds  Calculation
     Date;


o the sum of all Premiums paid less the sum of any withdrawals as of the Death Proceeds Calculation Date; or


o the Accumulated Value of the certificate on the minimum Death Proceeds valuation date preceding the Death Proceeds Calculation Date, plus the sum of all Premiums paid since the minimum Death Proceeds valuation date, less the sum of any withdrawals (including related withdrawal charges) since that minimum Death Proceeds valuation date.

The first minimum Death Proceeds valuation date is the Issue Date. After that, the minimum Death Proceeds Valuation Date is every seventh anniversary of the Issue Date. If the Annuitant dies on or after attaining age 80, the amount of the Death Proceeds is the Accumulated Value of the certificate on the Death Proceeds Calculation Date. If you are not the Annuitant, we will pay the cash surrender value of the certificate to your Successor Owner.


                                  ANNUITY PHASE


The next phase after the Accumulation Phase of the certificate is the Annuity Phase. The Annuity Phase is the period when you begin receiving Annuity Payments (periodic payments), based on the amounts you accumulated under your certificate. This phase begins when you select a Annuity Payment Option and we make Annuity Payments beginning on the Annuity Commencement Date. Currently, we offer Annuity Payment Options only on a fixed basis, however, we may choose to make other Annuity Payment Options available in the future. Like the Accumulation Phase, any amounts remaining in your certificate during the Annuity Phase are tax-deferred until the payment is received.


Annuity Commencement Date


The Annuity Commencement Date is the date we apply the Accumulated Value to an Annuity Payment Option. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We cannot make any Annuity Payments under a Annuity Payment Option if you previously surrendered your certificate or if we have paid out all of the Death Proceeds to your Beneficiary. We determine the Annuity Commencement Date at the time we issue your certificate. If the certificate is nonqualified, age 80 is the earliest maturity age we use. If the certificate is a qualified certificate, age 70 is the earliest maturity age we use. For either qualified or nonqualified certificates, if the Annuitant's age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant's age at the time we issue the certificate. In all cases, the latest maturity age we will use is 114. You may change your Annuity Commencement Date by submitting a Written Request to our Service Center. The Annuity Commencement Date must be within the Annuitant's life expectancy and is subject to our approval.

If we issued your certificate in connection with a Qualified Plan, your plan document, certificate endorsement or applicable law may restrict your choice of an Annuity Commencement Date or the Annuity Payment Option available.

If we issue a certificate in Pennsylvania or Texas, we will use the following maturity ages to base your Annuity Commencement Date on:


           PENNSYLVANIA                                       TEXAS
    Age at                Maximum                   Age at             Maximum
Date of Issue          Maturity Age              Date of Issue      Maturity Age
     0-70                   85                       0-75                80
    71-75                   86                       76-80               85
    76-80                   88                       81-85               88
    81-85                   90                       86-87               90
    86-90                   93                       88-89               92
    91-93                   96                       90-91               93
    94-95                   98                       92-93               95
      96                    99                       94-95               97
                                                     96-97               98
                                                      98                 99



For purposes of the Pennsylvania requirement, the maturity age is defined as the Annuitant's age on the last birthday on the Certificate Anniversary on or immediately prior to the Annuity Commencement Date. For the Texas requirement, the maturity age is the Annuitant's age on the Annuity Commencement Date.

Annuity Payments

If you select an Annuity Payment Option (annuitize the certificate), we will transfer your Accumulated Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. We will pay the Annuity Proceeds to the Payee that you designated on your certificate. Generally, you or your Beneficiary is the Payee. The following Annuity Payment Options are generally available under the certificate:


Option 1-Interest


You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this Option are not tax-deferred. You will be taxed on any taxable gains which accumulated and any earnings attributable to your Accumulated Value in the year in which you elected this Option. This Option may not be available in your state.


Option 2-Specified Amount Income


We make Annuity Payments at regular intervals of the amount you selected until all of the Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. The Payee may withdraw any of the Annuity Proceeds that remain in this Option by submitting a request to our Service Center. Annuity Payments paid under this Option are guaranteed as to a minimum dollar amount.


Option 3-Fixed Period Income


We make Annuity Payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the "Guaranteed Payment Period". At the end of the Guaranteed Payment Period, all of the Annuity Payments will be paid, and the certificate will terminate. The Payee may withdraw any of the Annuity Proceeds that remain in this Option by submitting a request to our Service Center. Annuity Payments paid under this Option are guaranteed as to a minimum dollar amount.


Option 4-Life Income with Guaranteed Payment Period


We make Annuity Payments at regular intervals for the lifetime of the Payee. If the Payee dies during the Guaranteed Payment Period, we will continue payments to the Payee's named Beneficiary to the end of the Guaranteed Payment Period. The Payee may choose a Guaranteed Payment Period of 0 to 20 years at the time this Option is selected. The amount of the Annuity Payments depends upon the age and, where permitted, sex of the Payee at the time we issue the Annuity Payment Option. Annuity Payments paid under this Option are guaranteed as to minimum dollar amount during the Guaranteed Payment Period.


Option 5-Joint and Survivor Life Income with Guaranteed Payment Period


We make Annuity Payments at regular intervals for the lifetime of both Payees. Upon the death of one of the Payees, we will continue payments for the lifetime of the surviving Payee. If both Payees die during the Guaranteed Payment Period, we will continue payments to the Payees' Beneficiary to the end of that period. The Payee may choose a Guaranteed Payment Period of 0 to 20 years at the time this Option is selected. The Payees may also choose to have the Annuity Payments reduce upon the death of the first Payee. The Annuity Payment may reduce by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both Payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the Payees at the time we issue the Annuity Payment Option. Annuity Payments paid under this Option are guaranteed as to minimum dollar amount during the Guaranteed Payment Period.

AAL also has other Annuity Payment Options which may be chosen. Information about these options may be obtained from an AAL Representative or our Service Center.

If you do not select an Annuity Payment Option before your Annuity Commencement Date, we will select Option 4, the Life Income with 10-Year Guaranteed Payment Period for you.

Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the Annuity Payment Option by surrendering the certificate. We will deduct a surrender charge from the Accumulated Value of your certificate, if applicable.

Under the Annuity Payment Options, the Payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25. We will make the first payment under the Annuity Payment Option on the first business day following the end of the payment interval you choose. If the Accumulated Value at the Annuity Commencement Date is less than $1,000 or would not result in a payment of at least $25, we may pay the Accumulated Value in a single sum and we will cancel your Annuity Payment Option. We determine the amount of your Annuity Payments by applying the Accumulated Value to be applied to the Annuity Payment Option at the Annuity Commencement Date, less any fees or charges due, to the annuity table in the certificate for the Annuity Payment Option selected. We show the amount of the Annuity Payments guaranteed by us for each $1000 in an Annuity Payment Option in the table in your certificate. The values of the Annuity Payment Options are based on the Payee's age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the Payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each Annuity Payment under a Annuity Payment Option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will not assess a surrender charge at the time of annuitization if Annuity Payments begin more than three years after your Issue Date and you choose an Annuity Payment Option that provides a life income with a guaranteed payment period (such as Option 4 or Option 5 above). We will take into account the 10% free withdrawal provision and the maximum 7 1/2% limitation described under Withdrawal and Surrender Charges.

We will also deduct any applicable Certificate Maintenance Charge at the Annuity Commencement Date upon commencement of an Annuity Payment Option or receipt of a lump sum.

Subject to minimums set forth in the certificate, we declare interest rates applicable to Annuity Payment Options at least annually. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders During the Annuity Phase

During the Annuity Phase, you may make withdrawals and surrenders under certain circumstances. If you have chosen an Annuity Payment Option that does not involve a life contingency (a calculation of Annuity Payments based upon your life expectancy), we may permit you to make a withdrawal or surrender. In such cases, the amount you may withdraw or surrender is the commuted value of any unpaid Annuity Payments. The commuted value is the guaranteed payments discounted at a guaranteed discount rate at the time you select your Annuity Payment Option. However, we may charge a withdrawal or surrender charge. Please see Charges and Deductions. If you make a withdrawal and elect another Annuity Payment Option for the remaining balance, the new Annuity Payment Option will be based on current interest rates.


Death of Payee After the Annuity Commencement Date


If a Payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the Annuity Payment Option at least as rapidly as payments were being paid under that Annuity Payment Option on the date of death.


                          CERTIFICATE FEES AND CHARGES

Sales Charge

There is no sales charge deducted from your Premium Payments.

Premium Tax Charge


There is currently no premium tax applicable to the certificates.


Withdrawal or Surrender Charges


If you make a withdrawal from or surrender the certificate before the certificate has been in force for seven full Certificate Years, the charges in the table shown below will apply. If you annuitize (select an Annuity Payment Option) before the end of the 7th Certificate Year, we will assess the applicable surrender charge.




Certificate Year                          1      2      3      4      5      6      7      8+
----------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------
Charge as Percentage of Excess Amount     7%     6      5      4      3      2      1      0
Withdrawn or Surrendered (1)

------------------

     (1) The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7 1/2% of total gross premiums you pay under the certificate.

     If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the certificates.

     Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Status for more information.




10% Free Withdrawal


In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the Accumulated Value of the certificate at the time you made the first withdrawal in that Certificate Year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a withdrawal charge.


Waiver of Withdrawal and Surrender Charges

We  will  waive  the   withdrawal  or  surrender   charge  under  the  following
circumstances:

o If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain state's laws.


o If you begin Annuity Payments more than three years after the Issue Date and you choose a life income with a guaranteed period (such as Option 4 or 5 of the Annuity Payment Options).


o    Upon the death of the Annuitant.

Certificate Maintenance Charge


During the Accumulation Phase, we annually deduct a $25 Certificate Maintenance Charge. We deduct the charge on the last day of each Certificate Year or upon surrender of the certificate if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the certificate.


We do not deduct this charge if your total net premiums are $5,000 or more at the end of your Certificate Year or at surrender. Net premiums are your Premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of its actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge


We assume several mortality risks under the certificates.

First, we assume a mortality risk by our contractual obligation to pay Death Proceeds to the Beneficiary if the Annuitant under a certificate dies during the Accumulation Phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the Death Proceeds guaranteed by the certificate may be higher than the Accumulated Value of the certificate.

Second, we assume a mortality risk arising from the fact that the certificates do not impose any surrender charge on the Death Proceeds. The net surrender value is lower for certificates under which a withdrawal or surrender charge remains in effect, while the amount of the Death Proceeds under such certificates is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such certificates than it would be under otherwise comparable certificates that impose the surrender charge upon payment of Death Proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make Annuity Payments for the entire life of the Payee (and your joint payee in a joint life income) under Annuity Payment Options involving life contingencies. This assures each Payee that neither the Payee's own longevity nor an improvement in life expectancy generally will have an adverse affect on the Annuity Payments received under a certificate. This relieves the Payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a certificate. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3 1/2% using the Commissioner's 1983 Table a "Annuitant Mortality Table."

In addition to the above mentioned mortality risks, we assume an expense risk under the certificates. This is because the certificate maintenance charge deducted from the certificates to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing Premiums, Annuity Payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the certificates.

If the mortality and expense risk charge and other charges under a certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses.

We expect to make a profit from this charge.

Miscellaneous

Each Portfolio pays charges and expenses out of its assets. The prospectus for the Fund describes the charges and expenses.


We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the certificates.


Taxes

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Status.

                            GENERAL INFORMATION ABOUT
                                THE CERTIFICATES

The Entire Contract

The entire contract between you and us consists of:


o    the certificate;


o    the application;

o    attached endorsements or amendments, if any; and

o the AAL Articles of Incorporation and Bylaws in force as of the Issue Date of your certificate.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the certificate or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the certificate on our behalf. We will not be able to contest the certificate after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.




Gender Neutral Benefits


Under our Annuity Payment Options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the Annuity Payments under our Annuity Payment Options) not vary based on a person's sex. In Arizona Governing Committee v. Norris, the U.S Supreme Court let stand a U.S. Court of Appeals decision which held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the Annuity Payment Option rates applicable to certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to Qualified Plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a certificate may be purchased.


Voting Rights


There are certain voting rights attributable to the Portfolios underlying the Variable Account portion of the certificates. As required by law, we will vote the Portfolio shares held in a Subaccount. We will vote according to the instructions of certificate Owners who have interests in any Subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.


You only have voting interests with respect to Fund shares during the Accumulation Phase. During the Annuity Phase (during which you receive Annuity Payments) you have no interest in the Fund and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes in the Variable Account attributable to the entire Subaccount. We will count fractional shares. We determine the number of votes of the Portfolio you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing you before the meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in a Subaccount for which we do not receive timely voting instructions will be voted by us in proportion to the voting instructions we receive for all Owners participating in that Subaccount. We will vote any Portfolio shares held by us or our affiliates in proportion to the aggregate votes of all shareholders in the Portfolio. We will send to everyone having a voting interest in a Subaccount proxy materials, reports and other materials relating to the appropriate Portfolio.

Surplus Refunds


If our Board of Directors declares any surplus refunds to certificate Owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your Subaccount(s) and/or Fixed Account in the same proportion that Premiums would be credited.


Reports to Owners


At least annually, we will mail you a report showing the Accumulated Value of your certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each Premium, withdrawal, surrender or transfer you make.


Date of Receipt

Unless we state otherwise, the Date of Receipt by us of any Premium made, Written Request, Telephone Request or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 Eastern Time or on a date which is not a Valuation Date, we will consider the Date of Receipt to be the next Valuation Date.

Payment by Check


If you pay a Premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.


Postponement of Payments

We will normally make payments of any withdrawal value or cash surrender value within seven days after we receive your request at our Service Center. However, we may delay this payment or any other type of payment from the Variable Account for any period when:

o the New York Stock Exchange is closed for trading other than customary weekend and holiday closings;

o    trading on the New York Stock Exchange is restricted;

o an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or

o    the SEC by order permits the delay for the protection of Owners.

We may also postpone transfers and allocations of Accumulated Value among the Subaccounts and the Fixed Account under these circumstances. We may delay payment of any withdrawal value or cash surrender value from the Fixed Account for up to six months after we receive a request at our Service Center.

Certificate Inquiries


You may make inquiries regarding the certificate by writing or calling our Service Center. The address for the Service Center is: AAL Variable Products Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800)-225-5225, locally (920)734-5721.


                               FEDERAL TAX STATUS


We do not intend these discussions of tax matters and those in the Statement of Additional Information as tax advice. The ultimate effect of federal income taxes on a certificate or the economic benefit to the Owner, Annuitant or Beneficiary depends upon the tax status of such person and, if the certificate is purchased under a qualified retirement plan, upon the tax and employment status of the individual concerned. This discussion is based on our understanding of federal income tax laws, as currently interpreted. We make no representation regarding whether the Internal Revenue Service will continue its current interpretations of these laws. We do not make any guarantee regarding the tax status of any certificate. Please consult with a qualified tax adviser for your particular tax situation.


Variable Account Tax Status


The Code in effect, provides that the income, gains and losses from separate account investments are not income to the insurer issuing the variable contracts so long as the certificates and the Variable Account meet certain requirements set forth in the Code. Because the certificates and the Variable Account meet such requirements, we anticipate no tax liability resulting from the certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We are currently exempt from most types of state and local taxes. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to the Variable Account.


Diversification Requirements


Under Section 817(h)(1) of the Code and related regulations, we are required to ensure that the assets underlying the Variable Account portion of the certificates are adequately diversified. This means that the underlying Portfolios must have enough distinctly different holdings to satisfy the requirements. If we would not meet the requirements, the certificate would not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected and you or we pay an amount to the Internal Revenue Service (IRS). If the IRS would disqualify the certificate as an annuity contract, the IRS would require you to pay federal income tax on the earnings of the certificate during the Accumulation Phase. If we would fail to diversify and not correct the problem, you would be deemed the Owner of the underlying securities in the Portfolio and would be taxed on the earnings of your account.

We believe that the assets underlying the certificates meet these diversification standards. We will continually monitor the Fund and the regulations of the Treasury Department to ensure that the certificate will continue to qualify as a variable annuity contract under the Code.


Taxation of Annuities in General

Section 72 of the Code  governs the federal  income  taxation  of  annuities  in
general.   We  do  not  discuss  the  impact  of  estate,   gift  or  state  tax
considerations.

Certificates Held by Natural Persons


If you are a natural person, you are not taxed on increases in the value of your certificate until a distribution occurs, either in the form of a withdrawal, surrender, Automatic Payout Option, assignment or as Annuity Payments under an Annuity Payment Option.


Certificates Held by Nonnatural Persons


If you are not a natural person, such as a corporation, estate or trust, a certificate will not be treated as an annuity contract for federal income tax purposes. You will be taxed on any increases under such a certificate in the year accrued. This treatment will not apply, however, if you are acting as an agent for a natural person, if you are an estate which acquired the certificate as a result of a death of a natural person, if the certificate is held by certain Qualified Plans, if the certificate is a qualified funding asset (commonly referred to as a structured settlement plan), or if the certificate was purchased by your employer with respect to a terminated Qualified Plan.


Distributions during the Accumulation Phase


Payments from a withdrawal, Automatic Payout Option or a surrender of a certificate generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds your cost basis in the certificate. Your cost basis is generally the total of your Premiums. If you use your certificate as collateral for a loan or assign your certificate, other than a gift to the your spouse or incident to a divorce, your certificate is treated as surrendered for tax purposes.


Distributions during the Annuity Phase


For Annuity Payments under an Annuity Payment Option, the taxable portion is determined by applying a formula which establishes the ratio that the cost basis of the certificate bears to the total value of Annuity Payments for the term of the annuity. The nontaxable portion of each payment equals the amount of the payment times that ratio. The balance of the payment is taxable. You will be taxed on the taxable portion at ordinary income tax rates.


Distributions from Qualified Plans


For certain Qualified Plans involving pre-tax contributions, you may have no cost basis in the certificate. In such event, you may be taxed on the total payments you receive. You, the Annuitant and any Beneficiaries for your certificate should seek qualified tax and financial advice about the tax consequences of distributions under the Qualified Plans in connection with which such certificates are purchased.


Penalty Tax on Premature Distributions


Generally, withdrawals, Automatic Payout Options, surrenders and assignments of a certificate before you attain age 59 1/2 will result in an additional federal income tax penalty of 10% of the amount distributed that is included in your gross income. The penalty tax will not apply if the distribution is made under one of the following circumstances:


o    made to the Beneficiary or Successor Owner on or after your death;

o made to you if you are considered disabled under section 72(m)(7) of the Code;

o made under a qualified funding asset (commonly referred to as a structured settlement plan);


o made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint lives or joint life expectancies of you and your Beneficiary made not less frequently than annually (we will calculate this for you through our Early Advantage Program). For this purpose, if there is a modification of the payment schedule before you attain age 59 1/2 or before the expiration of five years from the time of the annuity starting date, your income will be increased by the amount of tax and deferred interest that you otherwise would have incurred;

o or from a certificate purchased by your employer with respect to a terminated Qualified Plan.

The 10% federal income tax penalty also applies to certificates which are issued in connection with certain Qualified Plans issued under section 401(a), 403(a), 403(b), 408 and 408A of the Code. Exemptions similar to those listed above apply to the penalty tax for Annuitants of Qualified Plan certificates. Additional exemptions apply if you are the Owner of a Traditional or Roth IRA certificate.


Federal Income Tax Withholding


The taxable portion of a withdrawal or surrender is subject to federal income tax withholding. Except for certificates issued in connection with certain Qualified Plans, by Written Request you can elect not to have federal income tax withheld.


Death Proceeds


Generally, distributions received from your certificate by your Beneficiary or Successor Owner due to your death are taxable in the year in which the distributions are received. Your Beneficiary or Successor Owner will be taxed on the distributions in the same manner that you would have been taxed. The 10% premature distribution penalty does not apply to these distributions.


Multiple Certificates


All nonqualified annuity Certificatecertificates we issue to you during any calendar year shall be treated as one certificate for determining the amount includible in gross income. Therefore, distributions from one certificate will be taxable to the extent there is a gain in any certificate issued in the same year. The total impact of this section is not clear. You will most likely have a larger amount of taxable gain per distribution if you own multiple certificates with one insurer. If you are subject to the 10% premature distribution penalty, the amount subject to that tax would also increase.


Tax-Free Exchanges (1035 Exchanges)


Section 1035 of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a certificate issued by us tax-free. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the certificate and not merely surrendered in exchange for cash. Further, the Owner of the new certificate must be the same as the Owner of the exchanged certificate. Careful consideration must be given to compliance with Code provisions and regulations and rulings relating to exchange requirements. If you are contemplating an exchange, please be sure that you understand any surrender charges or loss of benefits which might arise in the exchange of the existing certificate. If you are considering such an exchange, you should consult with your tax adviser to ensure that the requirements of Section 1035 are met.


Transfers among Subaccounts

Transfers among Subaccounts and between Subaccounts and the Fixed Account are tax-free.

Transfers of Ownership


Generally, if you assign or transfer ownership of your certificate, you will be taxed as if you surrendered the certificate. If you are assigning your certificate to your spouse (or your ex-spouse if the transfer is incident to your divorce), you will not be taxed on the assignment. After the assignment, your spouse (or ex-spouse) will retain the same cost basis as you had in the certificate.


Qualified Plans


You may use the certificate to fund one of several types of Qualified Plans. The tax rules that apply to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made to provide more than general information about the use of the certificates with the various types of Qualified Plans. We caution Qualified Plan participants, plan administrators and Beneficiaries that the rights of any person to any benefits under such Qualified Plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the certificate issued in connection with the plan. What follows are brief descriptions of the various types of Qualified Plans and of the use of the certificates with respect to them.


Tax-Sheltered Annuities

Section 403(b) of the Code permits certain types of employers (organizations specified under section 501(c)(3) of the Code such as schools, churches, etc.) to purchase annuity contracts on behalf of their employees. Subject to certain limitations, the amounts of Premiums paid by the employers are taken from the employee's wages and excluded from the employee's gross income for tax purposes. These annuity contracts are commonly referred to as tax-sheltered annuities. If you are purchasing a tax-sheltered annuity, you should seek qualified advice as to eligibility, limitations on the amounts that you can contribute to the tax-sheltered annuity and the tax consequences on distribution.


Section 403(b)(11) of the Code requires that distributions from a tax-sheltered annuity that are attributable to employee salary reduction contributions may be paid only when the employee reaches age 59 1/2, separates from service, dies, becomes disabled or in the case of hardship. (Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying for medical expenses, for the purchase of a principal residence or for paying certain tuition expenses.) See Surrenders and Withdrawals for more information.


H.R. 10 (Keogh) Plans


The Self-Employed Individuals Tax Retirement Act of 1962, which is commonly referred to as H.R. 10, permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law as to maximum permissible contributions, distribution dates, nonforfeitability of interest and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer. Purchasers of the certificates for use with H.R. 10 plans should seek qualified advice as to the suitability of the proposed plan document and of the certificates to their specific needs.


Corporate Pension and Profit-Sharing Plans


Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the certificates to provide benefits under the plans. Corporate employers who intend to purchase the certificates for use with a retirement plan should seek qualified advice as to the suitability of the proposed plan document and of the certificates to their specific needs


Traditional Individual Retirement Annuities (Traditional IRAs)


If you are under age 70 1/2 and have earned income, you are eligible to contribute to a traditional Individual Retirement Annuity or traditional IRA. You can contribute up to the lessor of $2000 or your earned income each year. Whether or not you can deduct your contributions on your federal income tax return depends on your adjusted gross income and you and/or your spouse's participation in a qualified retirement plan. In addition, if you are eligible for a distribution from certain other Qualified Plans, you can rollover on a tax deferred basis your Qualified Plan distribution into a traditional IRA. If your adjusted gross income is under $100,000, you may elect to convert some or all of the traditional IRA into a Roth IRA. Generally, unless any of your traditional IRAs contained non-deductible contributions, you will be taxed on the entire conversion amount in the year you did the conversion. The 10% premature distribution penalty does not apply upon a conversion to a Roth IRA, but may apply if you take a distribution from a conversion Roth IRA within five years of the conversion.


Unless you made nondeductible contributions to a traditional IRA, you will generally be taxed on any distributions from a traditional IRA. If you are under age 59-1/2 when you take the distribution, you may be subject to a 10% federal premature distribution penalty on the taxable amount. You are required to begin distributions from traditional IRAs by April 1st of the year following the year in which you attain age 70 1/2.

Simplified Employee Pension Plans (SEP-IRAs)


Section 408(k) of the Code permits employers to make deductible contributions directly into IRAs established for their employees. These contributions are excluded from the gross income of the employee and are deductible by the employer, in the year in which they are made. Contributions are generally limited to 15% of each employee's compensation. Other contribution and eligibility limits apply. Distribution limits and restrictions similar to those of traditional IRAs apply to these certificates. Employers who use the certificates in connection with a SEP-IRA plan should seek qualified tax advice.


Savings Incentive Match Plan for Employees (SIMPLE-IRAs)


Section 408(p) of the Code permits employers with no more than 100 employees to establish a SIMPLE-IRA retirement plan for their employees. Contributions to SIMPLE-IRAs consist of nonelective employer contributions and up to $6000 per year in elective salary reduction contributions. Other contribution and eligibility requirements apply. Distribution limits and restrictions similar to those of traditional IRAs apply to these certificates. If you take a distribution during the first two years of participation, you may be subject to a 25% premature distribution penalty tax on the taxable amount. Employers who use the certificates in connection with a SIMPLE-IRA plan should seek qualified tax advice.


Roth Individual Retirement Annuity (Roth IRA)


If your adjusted gross income is under $160,000, you are eligible to contribute to a Roth Individual Retirement Annuity or Roth IRA. You can contribute up to the lessor of $2000 or your earned income per year. You cannot deduct your Roth IRA contributions on your federal income tax return. If you own a traditional IRA and your adjusted gross income is under $100,000, you may elect to convert some or all of the traditional IRA into a Roth IRA. Generally, unless the traditional IRA contained non-deductible contributions, the entire conversion amount is taxable as a distribution to you

If you take a distribution after five years of establishing a Roth IRA and have incurred one of the following triggering events, the distribution will be tax-free. The triggering events are: attaining age 59 1/2, death, disability or qualifying as a first time home buyer ($10,000 lifetime limit). If you take a distribution from a Roth IRA before five years have elapsed and you have incurred a triggering event, the distribution will be tax-free to the extent you have cost basis. If you take a distribution in an amount over your cost basis, the amount over and above your cost basis will be taxable. If you take a taxable distribution before you attain age 59-1/2, you may also be subject to a 10% premature distribution penalty tax on the taxable amount. The 10% premature distribution penalty does not apply upon a conversion to a Roth IRA, but may apply if you take a distribution from a conversion Roth IRA within five years of the conversion.


Rollover into an IRA

You may rollover assets from a Qualified Plan into a traditional IRA in two ways. First, you may directly rollover an eligible rollover distribution to a traditional IRA. The Qualified Plan administrator sends the funds directly to the traditional IRA as a direct rollover. Second, the employee may receive the distribution from the Qualified Plan and rollover the same amount the employee received within 60 days. However, any amount that was not distributed as a direct rollover will be subject to mandatory 20% federal income tax withholding.

Other Considerations


Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a certificate or the exercise of elections under a certificate. The above comments concerning federal income tax consequences are not exhaustive and special rules are provided with respect to situations not discussed in this Prospectus.

The above discussion is based upon our understanding of current federal income tax law. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. We have not taken into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, you should consult a qualified tax adviser.


                                OTHER INFORMATION

Rights Reserved by AAL


Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the certificate. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include:


o To operate the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

     o    To add, delete, combine or modify Subaccounts in the Variable Account;

     o To add, delete or substitute, for the Portfolio shares held in any Subaccount, the shares of another Portfolio of the Fund or the shares of another fund or any other investment allowed by law; and


     o    To  make  any  amendments  to  the  certificates   necessary  for  the
          certificates to comply with the provisions of the Code or any other applicable federal or state law.


Maintenance of Solvency


The certificate contains a maintenance of solvency provision that applies only to values in the Fixed Account. If our reserves for any class of certificates become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If you do not make the payment, we will charge it as an indebtedness against your certificate with interest at a rate of 5% per year, compounded annually. You may choose an equivalent reduction in benefits instead of or in combination with the payment or indebtedness.


Distribution Arrangements


AALCMC serves as the principal underwriter of the certificates. AALCMC is a wholly owned, indirect subsidiary of AAL. Principal offices of AALCMC are located at 222 West College Avenue, Appleton, Wisconsin, 54911. AALCMC is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

The certificates are sold by duly licensed registered representatives of AALCMC who are also employees of AAL and licensed by state insurance departments to sell variable insurance products (AAL Representatives). The certificates may also be sold by representatives of other broker-dealer firms with which AALCMC has executed a selling agreement. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. AAL offers the certificates in all states where AAL is authorized to sell the certificates.

AALCMC will pay the AAL Representatives commissions and other distribution compensation on the sale of certificates. This will not result in any charge to you in addition to the charges already described in this Prospectus. AALCMC pays AAL Representatives a commission of not more than 3% of the premiums paid on the certificates. In addition to direct compensation, AAL Representatives may be eligible to receive certain employee benefits from AAL based on the amount of earned commissions.


Year 2000 Disclosure

Year 2000 is approaching and we are addressing potential problems that could affect our systems and the systems of AAL's other service providers, such as custodians, telephone companies, etc. If systems are not year 2000 compliant, systems cannot distinguish the year 2000 from the year 1900 because of the way the software encodes and calculates dates. In 1995, we formed a project team to review our systems as well as those of AAL's other service providers to address the year 2000 problem. We believe that we have devoted and will continue to devote the appropriate amount of resources necessary to prepare our systems so that services provided to AAL will continue without material disruption across the pending change in the millennium. Despite our best efforts, we cannot assure that this will be sufficient to avoid any adverse impact on AAL.

Legal Matters

We know of no material legal proceedings pending to which we are or the Variable Account is a party or which would materially affect the Variable Account

Financial Statements


The audited consolidated financial statements of AAL at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the audited financial statements of the Variable Account at December 31, 1998 and for each of the two years in the period ended December 31, 1998 are included in the Statement of Additonal Information.

CONTENTS OF THE STATEMENT
OF ADDITIONAL INFORMATION

                                                                       Page

General Information                                                   SAI - 2
Regulation and Reserves                                               SAI - 2

Principal Underwriter                                                 SAI - 2

Performance Information                                               SAI - 3

Money Market Subaccount                                               SAI - 3

Other Subaccounts                                                     SAI - 3

Performance Comparisons                                               SAI - 5

Financial Statements                                                  SAI - 6



ORDER FORM

     Please send me a copy of the most recent Statement of Additional Information for the Individual Flexible Premium Deferred Variable Annuity certificate.



     (Date)                   (Name)



     (Street Address)



     (City)                   (State)           (Zip Code)









        Send to:    AAL Variable Products Service Center
                    4321 North Ballard Road
                    Appleton, WI  54919-0001












                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY CERTIFICATE
                                   Offered By:

                          AID ASSOCIATION FOR LUTHERANS
                            4321 North Ballard Road
                            Appleton, Wisconsin 54919

                             STATEMENT OF ADDITIONAL
                                   INFORMATION

                                Dated May 1, 1999

This Statement of Additional Information ("SAI")is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 1999, for AAL Variable Annuity Account I (the "Variable Account") describing individual flexible premium deferred variable annuity certificates ("Certificates") that Aid Association for Lutherans ("AAL") is offering to persons eligible for membership in AAL. Capitalized terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing AAL (attention: Variable Products Service Center) at the above address.





TABLE OF CONTENTS

Caption                                                                    Page


GENERAL INFORMATION........................................................SAI-2

REGULATION AND RESERVES....................................................SAI-2

PRINCIPAL UNDERWRITER......................................................SAI-2


PERFORMANCE INFORMATION....................................................SAI-3

Money Market Subaccount....................................................SAI-3

Other Subaccounts..........................................................SAI-3

Performance Comparisons....................................................SAI-5

FINANCIAL STATEMENTS.......................................................SAI-6

GENERAL INFORMATION

AAL is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established on November 24, 1902, under the laws of the State of Wisconsin. Membership is open to Lutherans and their families. AAL offers life insurance, disability income insurance and annuities to its members. All members are part of one of almost 9,800 local AAL branches throughout the United States. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia.

REGULATION AND RESERVES

AAL is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. AAL's operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of Certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AAL would be.

Pursuant to state insurance laws and regulations, AAL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Certificates, if AAL were to incur claims or expenses at rates significantly higher than expected or significant unexpected losses on its investments.

PRINCIPAL UNDERWRITER


AAL Capital Management Corporation ("AALCMC"), a wholly-owned, indirect subsidiary of AAL, serves as the exclusive principal underwriter of the Certificates pursuant to a Principal Underwriting and Servicing Agreement to which AALCMC and AAL, on behalf of itself and the Variable Account, are parties. The Certificates are sold through AAL Representatives who are licensed by state insurance officials to sell the Certificates and who are duly licensed registered representatives of AALCMC. The Certificates may also be sold by representatives of other broker-dealer firms with which AALCMC has executed a selling agreement. In addition, AAL may retain other firms to serve as principal underwriters of the Certificates. The Certificates are continuously offered in all states where AAL is authorized to sell the Certificates. AAL paid underwriting commissions of $5,059,274.35 to AALCMC for the year ended December 31, 1996, $7,756,917.58 for the year ended December 31, 1997 and $8,411,562.45 for the year ended December 31, 1998. Of these amounts, AALCMC retained $0.



PERFORMANCE INFORMATION

The Variable Account may, from time to time, advertise information relating to the performance of its Subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular Owner.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the Certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount's yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount Accumulation Unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes, in the Accumulation Unit Value during the seven-day period, subtracting a hypothetical charge reflecting deductions from Owner accounts, dividing the difference by the Accumulation Unit Value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount's effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of withdrawal or surrender charges. The Certificates currently are not subject to charges for state premium taxes.


The yield and effective yield for the Money Market Subaccount for the seven-day period ended December 31, 1998, were 4.30% and 4.39%, respectively.


Other Subaccounts

30-Day Yield: Advertisements for the Certificates may include 30-day (or one-month) yield quotations for each Subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the net investment income per Accumulation Unit earned during the period (the net investment income earned by the Fund Portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the offering price per Accumulation Unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                         Yield = 2[(((a-b)/cd)+1)^6-1]

Where:

     a = Net dividends and interest earned during the period by the Portfolio attributable to the Subaccount

     b =  Expenses accrued for the period (net of reimbursements)

     c = The average daily number of Accumulation Units outstanding during the period

     d =  The Accumulation Unit Value per Unit on the last day of the period


For the 30-day period ended December 31, 1998, the 30-day yield for the Bond Subaccount was 3.85%, the Balanced Subaccount was 2.06% and the High Yield Bond Subaccount was 11.35%.


Standardized and Non-Standardized Average Annual Total Return Advertisements for the Certificates may also include standardized and non-standardized average annual total return quotations for each Subaccount for 1, 5 and 10-year periods (or the life of the Subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a Subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)^n = ERV
         Where:

                  P   = A hypothetical initial payment of $1,000
                  T   = Average annual total return
                  n   = Number of years
                  ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the Certificate will continue through the end of each period) nor the annual Certificate Maintenance Charge (because the average Certificate size is generally expected to be greater than $5,000). If reflected, these charges would reduce the performance results presented.


The  standardized  and  non-standardized   average  annual  total  returns  from
inception through December 31, 1998, were as follows:


                         Average Annual Standardized      Average Annual Non-Standardized Total
Name of Subaccount        Total Return - Year Ended                 Return Year Ended
------------------

                              December 31, 1998                     December 31, 1998
                              -----------------                     -----------------
Money Market                       (2.53)%                                4.02%
Bond                                0.48                                  7.24
Balanced                            10.37                                 17.79
Large Company Stock                 18.78                                 26.76
Small Company Stock                (7.34)                                (1.11)
International Stock                  N/A                                   N/A
High Yield Bond                      N/A                                   N/A


Cumulative Total Return Advertisements for the Certificates may also include cumulative total return quotations for each Subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a Subaccount for a specified period ("Hypothetical Initial
Investment"). Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage:

                                    C = (ERV/P) - 1
         Where:
                  P   = A hypothetical initial payment of $1,000
                  C   = Cumulative total return
                  ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period

Performance quotations for each Subaccount reflect the deduction of all recurring fees and charges applicable to each Subaccount, such as the mortality and expense risk charge and Certificate Maintenance Charge, based on an estimated average Certificate size of $20,000 and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The Certificates are not currently subject to a charge for state premium taxes.

Average annual total returns for each Subaccount were:


                           Average Annual Standardized      Average Annual Non-Standardized Total
Name of Subaccount      Total Return - Inception through          Return Inception through
                             December 31, 1998(1)                    December 31, 1998
                             -----------------                       -----------------
Money Market                        2.97%                                 4.04%
Bond                                5.20                                  6.29
Balanced                            16.02                                 17.22
Large Company Stock                 25.37                                 26.68
Small Company Stock                 12.29                                 13.46
International Stock                  2.39                                  9.27
High Yield Bond                    (10.28)                               (4.25)


---------------------
(1) The Money Market, Bond, Balanced, Large Company Stock and Small Company Stock Subaccounts all began June 15, 1995. The International Stock and High Yield Bond Portfolios began March 3, 1998.


Performance Comparisons

The performance of each of the Subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the Portfolios in which the Subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service.

In addition, each Subaccount's performance may be compared in advertisements and sales literature to various benchmarks including the Standard & Poor's 500 Composite Stock Price Index, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, S&P SmallCap 600 Index, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The Portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The Portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a Certificate Owner.

FINANCIAL STATEMENTS

The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the Certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in the Variable Account.


The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 1998. AAL does not prepare financial statements more often than annually and believes that any incremental benefit to prospective Certificate Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred.

The consolidated financial statements of AAL as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Variable Account as of December 31, 1998 are included herein and have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference, elsewhere herein. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

The financial statements for AAL and the Variable Account are as follows:



                          Aid Association for Lutherans

                        Consolidated Financial Statements

                                December 31, 1998




                                    Contents

Report of Independent Auditors.................................................1

Consolidated Balance Sheets....................................................2

Consolidated Statements of Income..............................................3

Consolidated Statements of Changes in Certificateholders' Surplus..............4

Consolidated Statements of Cash Flows..........................................5

Notes to Consolidated Financial Statements.....................................6








                         Report of Independent Auditors


The Board of Directors
Aid Association for Lutherans


We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years ended December 31, 1998, in conformity with generally accepted accounting principles.





January 27, 1999





                          Aid Association for Lutherans

                           Consolidated Balance Sheets


                                                                                              December 31
                                                                                       1998                 1997
                                                                                -------------------  -------------------
                                                                                            (In Thousands)

Assets
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                                              $9,067,041           $7,717,917
          Equity securities                                                                823,519              681,216
      Fixed maturities held to maturity, at amortized cost                               3,905,705            4,365,805
      Mortgage loans                                                                     3,149,509            3,218,193
      Real estate                                                                           74,529              113,793
      Certificate loans                                                                    499,509              501,327
      Other invested assets                                                                 10,425                9,441
                                                                                -------------------  -------------------
      Total investments                                                                 17,530,237           16,607,692

  Cash and cash equivalents                                                                231,761              291,302
  Premiums and fees receivable                                                              18,904               13,999
  Accrued investment income                                                                198,226              190,776
  Deferred acquisition costs                                                               666,837              659,815
  Property and equipment                                                                    95,057               95,453
  Assets held in separate accounts                                                       1,406,402              824,995
  Other assets                                                                               6,434                7,473
                                                                                -------------------  -------------------

Total Assets                                                                           $20,153,858          $18,691,505
                                                                                ===================  ===================

Liabilities  and   Certificateholders'   Surplus  Certificate   liabilities  and
  accruals:
      Future certificate benefits                                                       $2,800,287           $2,640,172
      Unpaid claims and claim expenses                                                      97,942               97,670
                                                                                -------------------  -------------------
      Total certificate liabilities and accruals                                         2,898,229            2,737,842

  Certificateholder funds                                                               13,111,702           12,783,985
  Liabilities related to separate accounts                                               1,406,402              824,995
  Other liabilities                                                                        189,086              126,616
                                                                                -------------------  -------------------
Total Liabilities                                                                       17,605,419           16,473,438

Certificateholders' Surplus
  Accumulated surplus                                                                    2,137,075            1,890,394
  Accumulated other comprehensive income                                                   411,364              327,673
                                                                                -------------------  -------------------
Total Certificateholders' Surplus                                                        2,548,439            2,218,067
                                                                                -------------------  -------------------

Total Liabilities and Certificateholders' Surplus                                      $20,153,858          $18,691,505
                                                                                ===================  ===================

See accompanying notes.




                          Aid Association for Lutherans

                        Consolidated Statements of Income


                                                                      Years Ended December 31
                                                            1998               1997                1996
                                                      -----------------  ------------------  ------------------
                                                                           (In Thousands)

Revenue
      Insurance premiums                                     $ 406,153           $ 390,881           $ 364,078
      Insurance charges                                        309,326             297,171             278,774
      Net investment income                                  1,231,684           1,210,481           1,171,590
      Net realized investment gains                            117,615             107,445              62,959
      Other revenue                                             82,798              68,401              63,141
                                                      -----------------  ------------------  ------------------
Total revenue                                                2,147,576           2,074,379           1,940,542

Benefits and expenses
      Certificate claims and other benefits                    369,443             356,943             345,786
      Increase in certificate reserves                         172,673             150,754             134,900
      Interest credited                                        800,093             775,196             748,350
      Surplus refunds                                          112,264             109,491             105,997
                                                      -----------------  ------------------  ------------------
      Total benefits                                         1,454,473           1,392,384           1,335,033

      Underwriting, acquisition and insurance
        expenses                                               331,352             329,448             303,162
      Fraternal benefits and expenses                          115,070             104,279             104,306
                                                      -----------------  ------------------  ------------------
      Total expenses                                           446,422             433,727             407,468
                                                      -----------------  ------------------  ------------------

Total benefits and expenses                                  1,900,895           1,826,111           1,742,501
                                                      -----------------  ------------------  ------------------

Net income                                                   $ 246,681           $ 248,268           $ 198,041
                                                      =================  ==================  ==================

See accompanying notes.



                          Aid Association for Lutherans

        Consolidated Statements of Changes in Certificateholders' Surplus


                                                                                  Accumulated
                                                                                     other                     Total
                                                           Accumulated           comprehensive          certificateholders'
                                                             surplus                 income                   surplus
                                                        -------------------  ----------------------- --------------------------

                                                                                    (In Thousands)

Balance at January 1, 1996                                     $ 1,444,085              $   238,680              $   1,682,765
Comprehensive income
  Net income                                                       198,041                        -                    198,041
  Net increase in unrealized
    appreciation of securities
    available for sale  *                                                -                 (89,977)                   (89,977)
                                                        -------------------  ----------------------- --------------------------
Total comprehensive income                                         198,041                 (89,977)                    108,064

Balance at December 31, 1996                                     1,642,126                  148,703                  1,790,829
Comprehensive income
  Net income                                                       248,268                        -                    248,268
  Net increase in unrealized
    appreciation of securities
    available for sale  *                                                -                  178,970                    178,970
                                                        -------------------  ----------------------- --------------------------
Total comprehensive income                                         248,268                  178,970                    427,238

Balance at December 31, 1997                                     1,890,394                  327,673                  2,218,067
Comprehensive income
  Net income                                                       246,681                        -                    246,681
  Net increase in unrealized
    appreciation of securities
    available for sale  *                                                -                   83,691                     83,691
                                                        -------------------  ----------------------- --------------------------
Total comprehensive income                                         246,681                   83,691                    330,372

Balance at December 31, 1998                                   $ 2,137,075              $   411,364              $   2,548,439
                                                        ===================  ======================= ==========================


* Net increase in unrealized appreciation of securities available for sale is reported net of reclassification adjustment calculated as follows:

                                                               1998                   1997                     1996
                                                        -------------------  ----------------------- --------------------------
Unrealized appreciation of securities
  available for sale                                            $  211,369              $   247,980              $    (11,170)
    Less:  reclassification adjustment for
      realized gains included in net income                        127,678                   69,010                     78,807
                                                        -------------------  ----------------------- --------------------------
Net increase (decrease) in appreciation
  of securities available for sale                               $  83,691              $   178,970              $    (89,977)
                                                        ===================  ======================= ==========================


See accompanying notes.



                          Aid Association for Lutherans

                      Consolidated Statements of Cash Flows


                                                                                          Years Ended December 31
                                                                                  1998              1997              1996
                                                                            ----------------- ----------------- -----------------
                                                                                               (In Thousands)

Operating Activities:
   Net Income                                                                       $246,681          $248,268          $198,041
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                                160,387           131,364           135,911
     Increase in certificateholder funds                                             435,667           424,048           449,570
     (Increase) decrease in deferred acquisition costs                               (8,323)            14,818          (17,547)
     Realized gains on investments                                                 (105,957)         (104,418)          (63,219)
     Provisions for amortization and depreciation                                     19,843            17,902            20,309
     Changes in other assets and liabilities                                          50,563             (682)             3,914
                                                                            ----------------- ----------------- -----------------
   Net cash provided by operating activities                                         798,861           731,300           726,979

Investing Activities:
   Securities available for sale:
     Purchases - fixed maturities                                                (6,269,175)       (2,708,407)       (2,311,534)
     Sales - fixed maturities                                                      4,119,193         1,599,720         1,606,098
     Maturities - fixed maturities                                                   847,842           513,605           476,592
     Purchases - equities                                                          (428,246)         (419,487)         (203,720)
     Sales - equities                                                                402,485           406,714           201,119
   Securities held to maturity:
     Purchases                                                                     (294,364)         (530,430)         (785,732)
     Maturities                                                                      752,177           576,810           435,374
   Mortgage loans funded                                                           (244,184)         (212,634)         (559,005)
   Mortgage loans repaid                                                             318,378           308,598           207,904
   Certificate loans, net                                                              1,818              (64)             (957)
   Other                                                                              43,623           (6,377)             1,351
                                                                            ----------------- ----------------- -----------------
   Net cash used in investing activities                                           (750,453)         (471,952)         (932,510)

Financing Activities:
   Universal life and investment contract receipts                                 1,029,287         1,051,931         1,086,856
   Universal life and investment contract withdrawals                            (1,137,236)       (1,126,545)         (940,777)
                                                                            ----------------- ----------------- -----------------
   Net cash (used in) provided by financing activities                             (107,949)          (74,614)           146,079
                                                                            ----------------- ----------------- -----------------

Net (decrease) increase in cash and cash equivalents                                (59,541)           184,734          (59,452)

Cash and cash equivalents, beginning of year                                         291,302           106,568           166,020
                                                                            ----------------- ----------------- -----------------

Cash and cash equivalents, end of year                                              $231,761          $291,302          $106,568
                                                                            ================= ================= =================

See accompanying notes.



                          Aid Association for Lutherans

                   Notes to Consolidated Financial Statements

                                December 31, 1998


Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
Aid Association for Lutherans (AAL) is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.7 million members with life insurance and retirement products (both fixed and variable), as well as disability income and long-term care insurance, in most states. Mutual funds are offered to members by AAL Capital Management Corporation (CMC). AAL Trust Company, FSB (AALTC), which commenced operations in November of 1998, provides personal asset management, administrative and other trust services to members. CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL. AAL members are served by nearly 1,700 district representatives across the country.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with generally accepted accounting principles ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized appreciation or depreciation directly in certificateholders' surplus as other comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized appreciation or depreciation represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.


                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 1.  Nature of Operations and Significant Accounting Policies (Continued)

Investments (Continued)
Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less cost to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is being depreciated by the straight-line method over the estimated useful lives. Accumulated depreciation was $94,297,000 and $113,453,000 at December 31, 1998 and 1997, respectively.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.8% to 9.6% for non-participating life insurance.


                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 1.  Nature of Operations and Significant Accounting Policies (Continued)

Certificate Liabilities and Accruals (Continued)
Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 1998 was 7.4% for universal life, 6.0% for portfolio-average deferred annuities, and ranged from 4.4% to 7.2% for investment generation deferred annuities (IGA).

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.





                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 1.  Nature of Operations and Significant Accounting Policies (Continued)

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This would include items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of an issue, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue
Other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's financial statements.

Recent Pronouncements
As of January 1, 1998, AAL adopted Financial Accounting Standards Board (FASB) Statement 130, Reporting Comprehensive Income. Statement 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on AAL's net income or certificateholders' surplus. Statement 130 requires unrealized appreciation or depreciation on AAL's securities available for sale, which prior to adoption were reported separately in certificateholders' surplus, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of Statement 130.

In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, which is required to be adopted in years beginning after June 15, 1999. Because of AAL's minimal involvement with derivative instruments and hedging activities, management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of AAL.




                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 2.  Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                             Gross            Gross          Estimated
                                                          Amortized        Unrealized       Unrealized          Fair
                                                            Cost             Gains            Losses           Value
                                                      ------------------ ---------------  --------------- -----------------
                                                                                 (In Thousands)
Available for sale securities at December 31, 1998:
    Fixed maturity securities:
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                       $1,741,661         $17,854        $ (2,203)        $1,757,312
        Obligations of other
          governments, states and
          political subdivisions                                 18,528             996                             19,524
                                                                                                       -
        Corporate bonds                                       5,862,020         147,705         (28,691)         5,981,034
        Mortgage & asset-backed securities                    1,292,057          18,926          (1,812)         1,309,171
                                                      ------------------ ---------------  --------------- -----------------
        Total fixed maturity securities                       8,914,266         185,481         (32,706)         9,067,041
    Equity securities                                           531,061         292,458                            823,519
                                                                                                       -
                                                      ------------------ ---------------  --------------- -----------------
Total                                                        $9,445,327        $477,939       $ (32,706)        $9,890,560
                                                      ================== ===============  =============== =================


Held to maturity securities at December 31, 1998:
    Fixed maturity securities:
        U.S. Treasury securities and
          non-loan-backed obligations
          of U.S. Government
          corporations and agencies                            $ 30,845         $ 1,387          $ (420)          $ 31,812
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                          320,156          32,406                            352,562
                                                                                                       -
        Obligations of other
          governments, states and
          political subdivisions                                 53,983             834            (623)            54,194
        Corporate bonds                                       2,929,495         124,565          (7,503)         3,046,557
        Mortgage & asset-backed securities                      571,226          14,637             (48)           585,815
                                                      ------------------ ---------------  --------------- -----------------
Total                                                        $3,905,705        $173,829        $ (8,594)        $4,070,940
                                                      ================== ===============  =============== =================







                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 2.  Investments (Continued)

                                                                             Gross            Gross          Estimated
                                                          Amortized        Unrealized       Unrealized          Fair
                                                            Cost             Gains            Losses           Value
                                                      ------------------ ---------------  --------------- -----------------
                                                                                 (In Thousands)
Available for sale securities at December 31, 1997:
    Fixed maturity securities:
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                        $ 331,935         $ 5,319          $ (297)         $ 336,957
        Obligations of other
          governments, states and
          political subdivisions                                129,229           3,894             (34)           133,089
        Corporate bonds                                       4,985,444         120,781         (10,917)         5,095,308
        Mortgage & asset-backed securities                    2,124,120          33,787          (5,344)         2,152,563
                                                      ------------------ ---------------  --------------- -----------------
        Total fixed maturity securities                       7,570,728         163,781         (16,592)         7,717,917
    Equity securities                                           468,164         213,052                            681,216
                                                                                                       -
                                                      ------------------ ---------------  --------------- -----------------
Total                                                        $8,038,892        $376,833       $ (16,592)        $8,399,133
                                                      ================== ===============  =============== =================


Held to maturity securities at December 31, 1997:
    Fixed maturity securities:
        U.S. Treasury securities and
          non-loan-backed obligations
          of U.S. Government
          corporations and agencies                            $ 38,598         $ 1,729          $ (470)          $ 39,857
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                          383,182          26,792            (360)           409,614
        Obligations of other
          governments, states and
          political subdivisions                                 59,550             926            (474)            60,002
        Corporate bonds                                       3,051,373         134,047          (5,725)         3,179,695
        Mortgage & asset-backed securities                      833,102          17,760          (1,386)           849,477
                                                      ------------------ ---------------  --------------- -----------------
Total                                                        $4,365,805        $181,254        $ (8,415)        $4,538,645
                                                      ================== ===============  =============== =================









                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 2.  Investments (Continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Available for Sale                      Held to Maturity
                                                   ------------------------------------   ------------------------------------
                                                      Amortized             Fair             Amortized            Fair
                                                         Cost              Value                Cost              Value
                                                   -----------------  -----------------   ----------------- ------------------
                                                                                 (In Thousands)

Due in one year or less                                   $ 256,545          $ 258,984           $ 206,753          $ 210,971
Due after one year through five years                     3,411,546          3,478,956           1,272,248          1,317,236
Due after five years through ten years                    1,976,689          2,014,414             998,402          1,033,607
Due after ten years                                         235,768            248,204             536,920            570,749
                                                   -----------------  -----------------   ----------------- ------------------
Total fixed maturity securities
excluding mortgage and
asset-backed bonds                                        5,880,548          6,000,558           3,014,323          3,132,563
Loan-backed obligations of U.S.
Government corporations and
agencies                                                  1,741,661          1,757,312             320,156            352,562
Mortgage and asset-backed securities                      1,292,057          1,309,171             571,226            585,815
                                                   -----------------  -----------------   ----------------- ------------------

Total fixed maturity securities                          $8,914,266         $9,067,041          $3,905,705         $4,070,940
                                                   =================  =================   ================= ==================


Major categories of AAL's investment income are summarized as follows:

                                                                                      Years Ended December 31
                                                                            1998                1997              1996
                                                                      -----------------   ----------------- ------------------
                                                                                          (In Thousands)

Fixed maturity securities                                                    $ 884,754           $ 854,080          $ 828,565
Equity securities                                                               23,375              20,257             11,030
Mortgage loans                                                                 279,025             294,285            284,534
Investment real estate                                                          17,988              19,570             21,998
Certificate loans                                                               35,184              34,993             34,882
Other invested assets                                                            4,628               4,594              6,666
                                                                      -----------------   ----------------- ------------------
Gross investment income                                                      1,244,954           1,227,779          1,187,675
Investment expenses                                                             13,270              17,298             16,085
                                                                      -----------------   ----------------- ------------------
Net investment income                                                       $1,231,684          $1,210,481         $1,171,590
                                                                      =================   ================= ==================





                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 2.  Investments (Continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                                           Years Ended December 31
                                                                    1998            1997             1996
                                                               ---------------  --------------  ---------------
                                                                               (In Thousands)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                         $69,246         $47,366          $41,313
         Gross realized losses                                       (16,316)        (11,350)          (9,058)

      Equity securities:
         Gross realized gains                                          76,231          66,140           37,001
         Gross realized losses                                       (37,398)         (5,537)          (7,546)

Other investments, net                                                 25,852          10,826            1,249
                                                               ---------------  --------------  ---------------
Net realized investment gains                                        $117,615        $107,445          $62,959
                                                               ===============  ==============  ===============


Net unrealized appreciation of securities available for sale credited directly to certificateholders' surplus as other comprehensive income was as follows:

                                                                                     December 31
                                                                        1998            1997             1996
                                                                   ---------------  --------------  ---------------
                                                                                    (In Thousands)

Fair value adjustment to available for sale securities                   $445,233        $360,241         $151,389

Decrease in deferred acquisition costs                                   (33,869)        (32,568)          (2,686)
                                                                   ---------------  --------------  ---------------

Net unrealized gains on available for sale securities                    $411,364        $327,673         $148,703
                                                                   ===============  ==============  ===============


The net increase (decrease) in accumulated other comprehensive income due to unrealized appreciation of securities available for sale is as follows:

                                                                                Years Ended December 31
                                                                        1998            1997             1996
                                                                   ---------------  --------------  ----------------
                                                                                    (In Thousands)

Fixed maturity securities available for sale                              $ 5,586        $138,125        $(187,064)
Equity securities available for sale                                       79,406          70,727            53,659
Deferred acquisition costs                                                (1,301)        (29,882)            43,428
                                                                   ---------------  --------------  ----------------
                                                                          $83,691        $178,970         $(89,977)
                                                                   ===============  ==============  ================


                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 2.  Investments (Continued)

AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 1998:

                                                                                     Principal        Percent
                                                                                 ------------------  ----------
                                                                                  (In Thousands)
Geographic Region:
      Pacific                                                                          $ 1,034,925        31.7
      South Atlantic                                                                     1,108,708        33.9
      Midwest                                                                              612,823        18.8
      Other                                                                                511,423        15.6
                                                                                 ------------------  ----------

      Total Mortgage Loans                                                             $ 3,267,879       100.0
                                                                                 ==================  ==========

Property Type:
      Office                                                                             $ 828,505        25.4
      Industrial                                                                           890,291        27.2
      Retail                                                                               418,166        12.8
      Residential                                                                          392,198        12.0
      Church                                                                               222,635         6.8
      Other                                                                                516,084        15.8
                                                                                 ------------------  ----------

      Total Mortgage Loans                                                             $ 3,267,879       100.0
                                                                                 ==================  ==========

The following table presents changes in the allowance for credit losses:

                                                                        Years Ended December 31
                                                                1998              1997              1996
                                                          ----------------- ----------------- -----------------
                                                                             (In Thousands)

Balance at January 1                                              $123,880          $139,702          $134,402

Provisions for credit losses                                       (3,219)          (13,264)             9,066
Charge offs                                                        (2,291)           (2,558)           (3,766)
                                                          ----------------- ----------------- -----------------

Balance at December 31                                            $118,370          $123,880          $139,702
                                                          ================= ================= =================

AAL's  investment in mortgage loans includes  $198,314,000  and  $233,938,000 of loans that are considered to be impaired at December 31, 1998 and 1997, respectively, for which the related allowance for credit losses are $38,167,000 and $43,484,000 at December 31, 1998 and 1997, respectively. The average recorded investment in impaired loans during the years ended December 31, 1998 and 1997, was $216,126,000 and $257,907,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $16,460,000, $18,804,000 and $19,366,000 for 1998, 1997 and 1996, respectively.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                              Years Ended December 31
                                                                     1998              1997              1996
                                                                ----------------  ----------------  ----------------
                                                                                  (In Thousands)

Balance at beginning of year                                           $659,815          $704,515          $643,540

Acquisition costs deferred:
      Commissions, net of certificate charges                            73,891            76,265            78,627
      Other costs                                                        29,072            27,039            27,499
                                                                ----------------  ----------------  ----------------
      Total deferred                                                    102,963           103,304           106,126

Acquisition costs amortized                                            (94,640)         (118,122)          (88,579)
                                                                ----------------  ----------------  ----------------

Increase (decrease) in deferred acquisition costs                         8,323          (14,818)            17,547

(Decrease) increase related to unrealized
  appreciation of fixed maturity investments
  recorded directly to certificateholders'
  as comprehensive income                                               (1,301)          (29,882)            43,428
                                                                ----------------  ----------------  ----------------

Total increase (decrease)                                                 7,022          (44,700)            60,975
                                                                ----------------  ----------------  ----------------

Balance at end of year                                                 $666,837          $659,815          $704,515
                                                                ================  ================  ================


Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees. The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis. AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.



                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (continued)

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                 Retirement Plans                     Other Benefits
                                                                     December 31
                                              1998              1997              1998              1997
                                        ----------------- ----------------- ----------------- -----------------
                                                                    (In Thousands)
Projected benefit obligation for
  services rendered to date                     $268,685          $236,887          $ 41,527          $ 38,993
Plan assets at fair value                        320,987           286,314
                                                                                           -                 -
                                        ----------------- ----------------- ----------------- -----------------

Funded (unfunded) status of
  the plan                                      $ 52,302          $ 49,427        $ (41,527)        $ (38,993)
                                        ================= ================= ================= =================

Accrued liability included in
  consolidated balance sheet                   $ (5,651)         $ (1,080)        $ (42,987)        $ (41,456)


The following summarizes certain assumptions included in the preceding schedule:

                                           Retirement Plans                         Other Benefits
                                                            Years Ended December 31
                                   1998          1997         1996          1998         1997         1996
                                ------------  -----------  ------------  -----------  ------------ ------------
                                                                (In Thousands)

Discount rate                      7.0%          7.5%         8.0%          7.0%         7.5%         8.0%
Expected return
  on plan assets                   9.0%          9.0%         8.5%            -            -            -
Rate of compensation
  increase                         5.0%          5.0%         5.0%            -            -            -
Health care trend rate               -             -            -           6.0%         6.0%         6.0%





                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (continued)

                                                 Years Ended December 31
                                             1998         1997          1996
                                          -----------  ------------  -----------
                                                     (In Thousands)
Savings Plan
  Benefit cost                             $               $ -        $
                                              -                          -
  Employer contributions                      3,833        3,729         3,609
  Employee contributions                    14,014        13,360       12,570
  Benefits paid                             21,804        18,027       12,608

Retirement Plans
  Benefit cost                              $4,571        $4,643       $5,045
  Employer contributions                                   4,771         6,993
                                              -
  Employee contributions
                                              -             -            -
  Benefits paid                             10,595         9,307         8,729

Other Benefits
  Benefit cost                              $3,669        $3,947       $4,156
  Employer contributions
                                              -             -            -
  Employee contributions
                                              -             -            -
  Benefits paid                               2,137        2,531         2,159


Note 5.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. The more significant differences are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheet; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:



                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                                              December 31
                                                                       1998                 1997
                                                                 ------------------  -------------------
                                                                             (In Thousands)

Assets                                                                 $19,417,667          $17,974,813
                                                                 ==================  ===================

Liabilities                                                            $17,899,692          $16,594,333
Unassigned funds                                                         1,517,975            1,380,480
                                                                 ------------------  -------------------
Total liabilities and unassigned funds                                 $19,417,667          $17,974,813
                                                                 ==================  ===================

                                                               Years ended December 31
                                                    1998               1997                 1996
                                               ----------------  ------------------  -------------------
                                                                    (In Thousands)

Premium income and certificate proceeds             $1,806,096          $1,785,172           $1,663,403
Net investment income                                1,218,981           1,205,622            1,162,629
Other income                                            35,977              27,411               23,647
                                               ----------------  ------------------  -------------------
      Total income                                   3,061,054           3,018,205            2,849,679

Reserve increase                                       569,233             518,656              741,518
Certificateholders' benefits                         1,543,577           1,489,662            1,285,702
Surplus refunds                                        114,728             111,981              107,472
Commissions and operating costs                        377,368             362,912              367,155
Other                                                  367,301             365,518              226,097
                                               ----------------  ------------------  -------------------
      Total benefits and expenses                    2,972,207           2,848,729            2,727,944
                                               ----------------  ------------------  -------------------

Net gain from operations                                88,847             169,476              121,735
Net realized capital gains                              44,835              40,281                7,967
                                               ----------------  ------------------  -------------------
      Net income                                     $ 133,682           $ 209,757            $ 129,702
                                               ================  ==================  ===================


AAL is in compliance with the statutory surplus requirements of all states.


Note 6.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying balance sheets for these instruments approximate their fair values.



                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)


Note 6.  Fair Value of Financial Instruments (Continued)

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying balance sheets for these loans are considered to be reasonable estimates of their fair value.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying balance sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                               1998                                      1997
                                         ---------------------------------------  ----------------------------------------
                                                                 Estimated                                 Estimated
                                               Cost              Fair Value              Cost              Fair Value
                                         ------------------  -------------------  -------------------  -------------------
                                                                          (In Thousands)
Financial Assets:
      Fixed maturities                         $12,819,971          $13,137,981          $11,936,533          $12,256,562
      Equity securities                            531,061              823,519              468,164              681,216
      Mortgage loans                             3,149,509            3,628,252            3,218,193            3,625,645
      Cash and cash equivalents                    231,761              231,761              291,302              291,302
      Certificate loans                            499,509              499,509              501,327              501,327

Financial Liabilities:
      Deferred annuities                         7,309,453            7,238,292            7,354,135            7,256,623
      Variable annuities                         1,433,221            1,356,276              842,301              795,052
      Other                                        680,637              677,814              600,588              598,264


Note 7.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the financial statements for liabilities, if any, that might ultimately result from these contingencies.
                                           Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)


Note 8.  Year 2000 Issue (Unaudited)

AAL is proceeding with its plan to modify internal information technology to be ready for the year 2000. AAL has completed its assessment of all systems that could be significantly affected by the year 2000. Programming to convert critical mainframe systems and corporate testing is substantially complete. The project also includes determining whether third-party service providers have reasonable plans in place to become year 2000 compliant. To date this project has not had a material effect on operations, nor does AAL expect the project to have a material effect on future operations.

Management of AAL believes it has an effective plan in place to resolve the year 2000 issue in a timely manner. AAL is currently developing contingency plans in the event it does not complete all phases of its year 2000 plan. Utilization of such contingency plans is not expected as the project is substantially complete and no significant issues have been identified.

                         AAL Variable Annuity Account I

                          Audited Financial Statements

                                December 31, 1998




                                    Contents

Report of Independent Auditors.................................................1

Statement of Net Assets........................................................2

Statement of Operations........................................................3

Statements of Changes in Net Assets............................................4

Notes to Financial Statements..................................................5






                         Report of Independent Auditors


The Board of Directors and Certificate Owners
Aid Association for Lutherans


We have audited the accompanying statement of net assets of the AAL Variable Annuity Account I (comprising, respectively, the Money Market, Bond, Balanced, Large Company Stock, Small Company Stock, International Stock, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account I at December 31, 1998, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.





Milwaukee, Wisconsin
January 27, 1999







                         AAL Variable Annuity Account I

                             Statement of Net Assets

                                December 31, 1998


Assets
Investments in AAL Variable Product Series Fund, Inc.:
    Money Market Subaccount:
       Money Market Portfolio, 33,225,986 shares at net asset value of
          $1.00 per share (cost $33,225,986)                                                          $ 33,230,461
    Bond Subaccount:
       Bond Portfolio, 4,072,442 shares at net asset value of $10.36 per
          share (cost $41,289,943)                                                                      42,181,532
    Balanced Subaccount:
       Balanced Portfolio, 34,119,399 shares at net asset value of $15.97
          per share (cost $455,023,372)                                                                544,728,825
    Large Company Stock Subaccount:
       Large Company Stock Portfolio, 24,894,238 shares at net asset
          value of $22.90 per share (cost $402,793,962)                                                570,197,756
    Small Company Stock Subaccount:
       Small Company Stock Portfolio, 15,959,906 shares at net asset
          value of $12.39 per share (cost $213,327,098)                                                197,822,567
    International Stock Subaccount:
       International Stock Portfolio, 401,245 shares at net asset
          value of $11.05 per share (cost $4,264,613)                                                    4,430,887
    High Yield Bond Subaccount:
       High Yield Bond Portfolio, 1,117,262 shares at net asset value
          of $8.95 per share (cost $10,576,803)                                                          9,998,212
                                                                                             ----------------------
Total Investments (cost $1,160,501,777)                                                              1,402,590,240

Liabilities                                                                                                      -
                                                                                             ----------------------

Net Assets                                                                                          $1,402,590,240
                                                                                             ======================



                                                                     Unit             Extended
                                                    Units           Value               Value
                                               ----------------  -------------  ----------------------
Net Assets are represented by:
    Money Market Subaccount                         28,880,399           1.15            $ 33,230,461
    Bond Subaccount                                  3,397,426          12.42              42,181,532
    Balanced Subaccount                             31,007,716          17.57             544,728,825
    Large Company Stock Subaccount                  24,637,221          23.14             570,197,756
    Small Company Stock Subaccount                  12,646,465          15.64             197,822,567
    International Stock Subaccount                     405,358          10.93               4,430,887
    High Yield Bond Subaccount                       1,044,323           9.58               9,998,212
                                                                                ----------------------
Total Net Assets                                                                       $1,402,590,240
                                                                                ======================

The accompanying notes to the financial statements are an integral part of this statement.


                         AAL Variable Annuity Account I

                             Statement of Operations

                      For The Year Ended December 31, 1998


                                                                                      Large         Small                   High
                                                 Money                               Company       Company  International  Yield
                                                Market      Bond       Balanced       Stock         Stock       Stock       Bond
                                  Combined    Subaccount  Subaccount   Subaccount   Subaccount    Subaccount  Subaccount  Subaccount
                                 ------------ ----------- ----------- ------------ ------------  ------------ ---------- -----------
Investment income:
  Dividends                      $ 24,528,466 $ 1,501,845 $ 1,895,504 $ 14,364,866  $ 5,329,416     $ 999,073   $   295    $ 437,467
  Capital gain distributions       40,020,449           -           -    8,246,931      345,453    31,428,065         -            -
                                 ------------ ----------- ----------- ------------ ------------  ------------ ---------- -----------
Total investment income            64,548,915   1,501,845   1,895,504   22,611,797                 32,427,138                437,467
                                                                                      5,674,869                     295

Expenses-mortality and expense
  risk charges                     14,194,765     363,505     378,623    5,392,900                  2,314,809
                                                                                      5,667,444                  25,261       52,223
                                 ------------ ----------- ----------- ------------ ------------  ------------ ---------- -----------
Net investment income (loss)       50,354,150   1,138,340   1,516,881   17,218,897                 30,112,329                385,244
                                                                                          7,425                (24,966)

Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from
    investment transactions
                                    1,515,394           -      23,071      410,315      781,967       323,308     5,756     (29,023)
  Change in unrealized
    appreciation (depreciation)
    of investments                121,795,866                 530,394   52,220,247  103,931,509  (34,473,969)   166,275    (578,590)
                                                        -
                                 ------------ ----------- ----------- ------------ ------------  ------------ ---------- -----------
Net gain (loss) on investments    123,311,260                 553,465   52,630,562  104,713,476  (34,150,661)   172,031    (607,613)
                                                        -
                                 ------------ ----------- ----------- ------------ ------------  ------------ ---------- -----------
Net increase (decrease) in net assets
  resulting from operations      $173,665,410  $1,138,340 $ 2,070,346 $ 69,849,459 $104,720,901  $(4,038,332) $ 147,065  $ (222,369)
                                ============= =========== =========== ============ ============  ============ ========== ===========

The accompanying notes to the financial statements are an integral part of this statement.



                         AAL Variable Annuity Account I

                       Statements of Changes in Net Assets

                 For the Years Ended December 31, 1998 and 1997


                                                                                              Large          Small
                                                   Money                                     Company        Company
                                                   Market         Bond        Balanced       Stock          Stock
                                  Combined       Subaccount    Subaccount    Subaccount    Subaccount      Subaccount
                                --------------- ------------- ------------- ------------- -------------- -------------

Net assets at January 1, 1997     $ 313,072,015   $15,127,096  $ 12,715,943 $ 111,574,219  $ 109,713,467  $ 63,941,290
Increase (decrease) in net assets
Net investment income
                                     13,783,610       836,458       854,722     4,923,350        763,478     6,405,602
Net realized gain (loss) from
    investment transactions
                                         60,921             -       (9,732)        43,784              -        26,869
Change in unrealized appreciation
   of investments
                                     97,567,574             -       461,285    30,694,969     52,011,575    14,399,745
                                --------------- ------------- ------------- ------------- -------------- -------------
Net increase in net assets
   resulting from operations
                                    111,412,105       836,458     1,306,275    35,662,103     52,775,053    20,832,216
Capital share transactions
   Transfers of net premiums        418,962,388   158,275,206     5,588,348   109,666,841    100,328,693    45,103,300

   Transfers of death benefits
                                    (3,458,133)      (79,044)     (265,091)   (1,821,655)      (780,984)     (511,359)
   Transfers of surrenders
                                   (11,336,055)     (699,487)     (499,880)   (5,125,578)    (3,272,494)   (1,738,616)
   Transfers between subaccounts    (3,657,074) (147,996,133)     2,790,890    56,542,618     59,710,922    25,294,629
                                --------------- ------------- ------------- ------------- -------------- -------------
Net increase in net assets resulting
   from capital share transactions  400,511,126     9,500,542     7,614,267   159,262,226    155,986,137    68,147,954
                                --------------- ------------- ------------- ------------- -------------- -------------
Total increase                      511,923,231    10,337,000     8,920,542   194,924,329    208,761,190    88,980,170
                                --------------- ------------- ------------- ------------- -------------- -------------
Net assets at December 31, 1997     824,995,246    25,464,096    21,636,485   306,498,548    318,474,657   152,921,460

Increase (decrease) in net assets
Net investment income (loss)
                                     50,354,150     1,138,340     1,516,881    17,218,897          7,425    30,112,329
Net realized gain (loss) from
   investment transactions
                                      1,515,394             -        23,071       410,315        781,967       323,308
Change in unrealized appreciation
   (depreciation) of investments    121,795,866             -       530,394    52,220,247    103,931,509  (34,473,969)
                                --------------- ------------- ------------- ------------- -------------- -------------
Net increase (decrease) in net assets
   resulting from operations
                                    173,665,410     1,138,340     2,070,346    69,849,459    104,720,901   (4,038,332)
Capital share transactions
   Transfers of net premiums        446,760,777   187,658,462     9,671,632   109,087,355     96,013,937    36,097,357
   Transfers of death benefits
                                    (7,628,131)     (433,928)     (717,906)   (3,041,335)    (2,616,157)     (679,754)

Transfers of surrenders            (28,535,620)   (1,403,987)   (1,120,954)  (11,852,374)    (9,700,141)   (4,204,730)

   Transfers between subaccounts    (6,667,442) (179,192,522)    10,641,929    74,187,172     63,304,559    17,726,566
                                --------------- ------------- ------------- ------------- -------------- -------------
Net increase in net assets resulting
   from capital share transactions  403,929,584     6,628,025    18,474,701   168,380,818    147,002,198    48,939,439
                                --------------- ------------- ------------- ------------- -------------- -------------
Total increase                      577,594,994     7,766,365    20,545,047   238,230,277    251,723,099    44,901,107
                                --------------- ------------- ------------- ------------- -------------- -------------
Net assets at December 31, 1998 $ 1,402,590,240   $33,230,461  $ 42,181,532 $ 544,728,825  $ 570,197,756 $ 197,822,567
                              ================= ============= ============= ============= ============== =============







                                                              High
                                        International        Yield
                                             Stock            Bond
                                          Subaccount       Subaccount
Net assets at January 1, 1997             ----------  --------------
Increase (decrease) in net assets
Net investment income                       $     -         $     -

Net realized gain (loss) from
    investment transactions                       -               -

Change in unrealized appreciation
   of investments                                 -               -


Net increase in net assets                        -               -
   resulting from operations              ----------  --------------

Capital share transactions
   Transfers of net premiums                      -               -

   Transfers of death benefits                    -               -

   Transfers of surrenders
                                                  -               -
   Transfers between subaccounts
                                                  -               -
Net increase in net assets resulting              -               -
   from capital share transactions        ----------  --------------

Total increase                                    -               -
                                          ----------  --------------
Net assets at December 31, 1997                   -               -
                                          ----------  --------------
Increase (decrease) in net assets
Net investment income (loss)                (24,966)         385,244

Net realized gain (loss) from
   investment transactions                     5,756        (29,023)

Change in unrealized appreciation            166,275       (578,590)
   (depreciation) of investments           ----------  --------------

Net increase (decrease) in net assets
   resulting from operations                 147,065       (222,369)

Capital share transactions                 2,316,310       5,915,724
   Transfers of net premiums
   Transfers of death benefits               (3,264)       (135,787)

                                            (67,246)       (186,188)
Transfers of surrenders
                                           2,038,022       4,626,832
   Transfers between subaccounts          ----------  --------------

Net increase in net assets resulting       4,283,822     10,220,581
   from capital share transactions        -----------  --------------
                                           4,430,887      9,998,212
Total increase                            -----------  --------------
                                          $4,430,887      $9,998,212
Net assets at December 31, 1998           ===========  ==============

The accompanying notes to the financial statements are an integral part of this statement.





                         AAL Variable Annuity Account I

                          Notes to Financial Statements

                                December 31, 1998


Note 1.  Summary of Significant Accounting Policies

The AAL Variable Annuity Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium deferred variable annuity insurance certificates.

The Account had five separate subaccounts at December 31, 1997 and seven separate subaccounts at December 31, 1998, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments  in shares of the Fund are  stated  at  market  value,  which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


Note 2.  Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. A certificate maintenance charge of $25 per certificate year is deducted to reimburse AAL for administrative expenses related to the contract. This fee is waived if the sum of premiums received by AAL less the sum of any withdrawals and withdrawal charges from the certificate is $5,000 or more at the time the deduction would be made. In addition, a surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. The certificate owner may make two transfers from one or more subaccounts to other subaccounts or the fixed account in each certificate year, but thereafter, each transfer is subject to a $10 transfer charge.


Note 3.  Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.



                         AAL Variable Annuity Account I

                    Notes to Financial Statements (Continued)


Note 4.  Investment Transactions

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

Year ended December 31, 1998            Purchases              Sales
                                  --------------------- ---------------------

Money Market Subaccount                   $ 58,441,701          $ 50,676,008
Bond Subaccount                             21,910,913             1,919,329
Balanced Subaccount                        186,914,944             1,315,229
Large Company Stock Subaccount             148,687,401             1,677,778
Small Company Stock Subaccount              80,794,911             1,743,142
International Stock Subaccount               4,521,028               262,171
High Yield Bond Subaccount                  11,283,057               677,232
                                  --------------------- ---------------------
Combined                                 $ 512,553,955          $ 58,270,889
                                  ===================== =====================


Year ended December 31, 1997

Money Market Subaccount                   $ 52,006,464          $ 41,671,205
Bond Subaccount                              9,912,197             1,443,207
Balanced Subaccount                        164,350,968               165,393
Large Company Stock Subaccount             156,749,615                     -
Small Company Stock Subaccount              74,629,170                75,616
                                  --------------------- ---------------------
Combined                                 $ 457,648,414          $ 43,355,421
                                  ===================== =====================




                         AAL Variable Annuity Account I

                    Notes to Financial Statements (Continued)


Note 5.  Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

                                          Units Sold                      Units Redeemed                     Net Increase
                                ---------------------------------  --------------------------------  -------------------------------
                                   Units            Amount           Units             Amount          Units             Amount
                                -------------- ------------------  -------------  -----------------  -------------  ----------------
Year ended December 31, 1998
Money Market Subaccount           166,630,005      $ 187,658,462    160,769,420      $ 181,030,437      5,860,585        $ 6,628,025
Bond Subaccount                     1,682,099         20,313,561                                        1,528,369
                                                                        153,730          1,838,860                        18,474,701
Balanced Subaccount                11,388,627        183,274,527                                       10,463,405        168,380,818
                                                                        925,222         14,893,709
Large Company Stock
  Subaccount                        7,797,598        159,318,496                                        7,191,347        147,002,198
                                                                        606,251         12,316,298
Small Company Stock
  Subaccount                        3,304,007         53,823,923                                        2,986,319
                                                                        317,688          4,884,484                        48,939,439
International Stock Subaccount
                                      412,234          4,354,332          6,877             70,510        405,357          4,283,822
High Yield Bond Subaccount          1,078,107         10,542,556                                        1,044,323
                                                                         33,784            321,975                        10,220,581
                                -------------- ------------------  -------------  -----------------  -------------  ----------------
Combined                          192,292,677      $ 619,285,857    162,812,972      $ 215,356,273     29,479,705      $ 403,929,584
                                ============== ==================  =============  =================  =============  ================


Year ended December 31, 1997
Money Market Subaccount           145,819,570      $ 158,275,206    137,026,017      $ 148,774,664      8,793,553        $ 9,500,542
Bond Subaccount
                                      752,545          8,379,238         69,453            764,971        683,092          7,614,267
Balanced Subaccount                12,055,929        166,209,458                                       11,551,411        159,262,226
                                                                        504,518          6,947,232
Large Company Stock
  Subaccount                        9,824,842        160,039,615                                        9,577,342        155,986,137
                                                                        247,500          4,053,478
Small Company Stock
  Subaccount                        4,812,850         70,397,928                                        4,656,613
                                                                        156,237          2,249,974                        68,147,954
                                -------------- ------------------  -------------  -----------------  -------------  ----------------
Combined                          173,265,736      $ 563,301,445    138,003,725      $ 162,790,319     35,262,011      $ 400,511,126
                                ============== ==================  =============  =================  =============  ================





                         AAL Variable Annuity Account I

                    Notes to Financial Statements (Continued)


Note 6.  Net Assets

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 1998, consisted of:

                                                                                     Large        Small                     High
                                               Money                                Company      Company  International     Yield
                                              Market        Bond       Balanced      Stock        Stock       Stock         Bond
                              Combined      Subaccount   Subaccount   Subaccount   Subaccount   Subaccount  Subaccount    Subaccount
                            --------------- ----------- ------------ ------------ ------------ ----------- ------------ ------------

Paid-in capital            $ 1,089,971,003 $30,796,252 $ 38,381,909 $ 430,661,389 $400,682,836  $174,944,214  $4,283,822 $10,220,581
Accumulated undistributed net
  investment income (loss)   $  68,941,110   2,434,209    2,896,208    23,907,738    1,313,990    38,028,687    (24,966)     385,244

Accumulated undistributed net
  realized gain (loss) from investment
  transactions                $  1,594,137           -       11,826       454,245      797,136       354,197       5,756    (29,023)

Net unrealized appreciation
  (depreciation) of investments
                               242,083,990           -      891,589    89,705,453  167,403,794  (15,504,531)     166,275   (578,590)
                            --------------- ----------- ------------ ------------- ------------- ------------- ------------ --------
Net assets                 $ 1,402,590,240 $33,230,461 $ 42,181,532 $ 544,728,825 $570,197,756  $197,822,567  $4,430,887  $9,998,212
                            =============== =========== ============ ============= ============= ============= =========== =========



PART C. OTHER INFORMATION
Item 24. Financial Statements and Exhibits


(a)      Financial Statements:
         Part A:    Selected Accumulation Unit Data.
         Part B:    AAL Variable Annuity Account I
                    The following audited  financial  statements of AAL Variable
                    Annuity Account I are included in Part B of this Registration Statement. The financial statements are:



         Report of Independent  Auditors
         Statement of Net Assets as of December 31, 1998
         Statement of Operations for the year ended December 31, 1998 Statement of Changes in Net Assets for the year ended
            December 31, 1998, and 1997
         Notes to Financial Statements


                    Aid Association for Lutherans

                    The following audited financial statements of Aid Association for Lutherans ("Depositor") as of December 31, 1998, December 31, 1997, and December 31, 1996, are included in Part B:

         Report of Independent Auditors
         Consolidated Balance Sheets as of December 31, 1998
         Consolidated Statements of Income for the years ended December 31,
            1998, and 1997
         Consolidated Statements of Changes in Certificateholders' Surplus for
            the years ended December 31, 1998, and 1997
         Consolidated Statements of Cash Flow for the years ended  December  31,
            1998, and 1997
         Notes to Consolidated Financial Statements


(b)      Exhibits:

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from Registrant's prior Registration Statement, as amended.

Exhibit        Name of Exhibit                                                  Incorporated by Reference(1)            Filed
Number                                                                                                                  Herewith
1              Resolution of the Board of Directors of the Depositor            Post-Effective Amendment #3
               authorizing the establishment of AAL Variable Annuity            dated April 18, 1997
               Account I

2              Not applicable

3              First Amendment to the Amended and Restated  Principal                                                   X
               Underwriting and Servicing Agreement between Aid
               Association  for  Lutherans  (AAL)  and  AAL  Capital  Management
               Corporation (AAL CMC) dated March 15, 1999

4(a)           Variable Annuity Certificate (Adult)                             Post-Effective Amendment #3
                                                                                dated April 18, 1997

4(b)           Variable Annuity Certificate (Juvenile)                          Post-Effective Amendment #3
                                                                                dated April 18, 1997

4(c)           Omnibus IRA Endorsements                                         Post-Effective Amendment #5             X
                                                                                dated February 27, 1998

4(d)           403(b) Endorsement and SIMPLE-IRA Endorsement                    Post-Effective Amendment #5
                                                                                dated February 27, 1998

4(e)           Variation   pages   applicable  to both Adult and Juvenile       Post-Effective Amendment #5             X
                Certificates used in various states                             dated February 27, 1998


5(a)           Standard Computer Certificate Application Form                                                           X
5(b)           Computer Application Certification Form                          Post-Effective Amendment #5
                                                                                dated February 27, 1998


5(c)           Variable Annuity Option Selection Form                                                                   X
5(d)           Section 1035 Exchange Form                                       Post-Effective Amendment #1
                                                                                dated June 13, 1995


5(e)           Omnibus IRA Disclosures and Financial Disclosures                Post-Effective Amendment #5            X
                                                                                dated February 27, 1998

6(a)           Articles of Incorporation of Depositor                           Post-Effective Amendment #3
                                                                                dated April 18, 1997

6(b)           Bylaws of Depositor                                                                                      X

7              Not applicable

8(a)           Amended and Restated Participation Agreement between                                                     X
               AAL and the AAL Variable Product Series Fund, Inc.
               (the "Fund) as of  March 15, 1999

8(b)           Amendment to the Trade Name/Service Mark Licensing                                                       X
               Agreement between AAL and the Fund dated March 15, 1999

8(c)           Letter  Terminating  the  Administrative   Services    Agreement                                         X
               between  AAL and AAL  Capital  Management  Corporation  (AAL CMC)
               effective January 1, 1999

8(d)           Amendment & Restatement of Transfer Agency Agreement dated
               March 15, 1999                                                                                           X

9              Opinion of Counsel as to the legality of the                     Post-Effective Amendment #3             X
               securities being registered (including written consent)          dated April 18, 1997

10             Consent of Independent Auditors                                                                          X

11             Not applicable

12             Stock Subscription Agreement dated December 11, 1997             Post-Effective Amendment #5
                                                                                dated February 27, 1998

13             Schedules for computation of each performance                    Post-Effective Amendment #2
               quotation in the Registration Statement                          dated April 29, 1996

15             Power of Attorney                                                Post-Effective Amendment #6
                                                                                dated September 1, 1998


----------------
(1) Documents incorporated by reference are incorporated from the identified previously filed amendments to this Registration Statement.



Item 25. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:


Name and Principal                                     Positions and Offices
Business Address                                       with Depositor

Richard L. Gunderson                                   Chairman of the Board
10801 E. Happy Valley Rd. #67
Scottsdale, AZ  85255

John O. Gilbert                                        Director, President and
4321 North Ballard Road                                Chief Executive Officer
Appleton, WI  54919

Herbert J. Arkebauer
Professor
Speech and Hearing Science
Southwest State University
Springfield, MO  65802                                 Director

Raymond G. Avischious
formerly President & General Manager
Shurfine-Central 4200 Oaksbury Lane
Rolling Meadows, IL 60008                              Director

Richard E. Beumer
President
Sverdrup Corporation
2545 Trevor Lane
Colorado Springs, CO  80919                            Director

Kenneth Daly
Partner
KPMG Peat Marwick
1600 Market Street
Philadelphia, PA 19103-7201                            Director

Elizabeth A. Duda
2450 Mikler Road
Oviedo, FL 32765                                       Director

Edward A. Engel
President
Edward A. Engel & Associates
P.O. Box 2039
Birmingham, MI 48012                                   Director

Gary J. Greenfield
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI 53226                                    Director

Robert H. Hoffman
Vice President
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728                                          Director
North Mankato, MN 56002-3728

Robert E. Long
Senior Vice President Administration
Park Bank
7540 West Capitol Drive
Milwaukee, WI 53216                                    Director

Robert B. Peregrine
President
Peregrine Law Offices, S.C.
633 West Wisconsin Avenue
Milwaukee, WI 53203                                    Director

Paul D. Schrage
formerly Sr. Exec. Vice President &
Chief Marketing Officer
McDonald's Corporation
1405 Midwest Club                                      Director
Oak Brook, IL  60523

James H. Scott
Principal
Miller Anderson & Shernerd
West Conshohocken, PA 19428                            Director

Kathi P. Seifert
Group President
Kimberly Clark Corporation
Neenah, WI 54956                                       Director

Roger G. Wheeler
President
Wheel-Air Charter, Inc.
8891 Airport Road
Minneapolis, MN 55449                                  Director

E. Marlene Wilson
President
Volunteer Management Associates
1113 Spruce Street, Suite 406
Boulder, CO 80302                                      Director

Rev. Thomas R. Zehnder
President Lutheran Ministry Center
Lutheran Church Missouri Synod
7207 Monetary Drive
Orlando, FL  32809-5724                                Director

Walter S. Rugland

4321 North Ballard Road                                Executive Vice President
Appleton, WI  54919                                    and Chief Operating
                                                       Officer



Woodrow E. Eno, Esq.
4321 North Ballard Road                                Senior Vice President,
Appleton, WI 54919                                     Secretary and General
                                                       Counsel

Ronald G. Anderson
4321 North Ballard Road                                Senior Vice President
Appleton, WI 54919


Steven A. Weber
4321 North Ballard Road
Appleton, WI 54919                                     Senior Vice President

Fred Ohlde
4321 North Ballard Road
Appleton, WI  54919                                    Senior Vice President


Jon M. Stellmacher                                     Senior Vice President
4321 North Ballard Road
Appleton, WI  54919


Carl Rudolph
4321 North Ballard Road

Appleton, WI  54919                                    Vice President,
                                                       Controller Chief
                                                       Financial Officer and
                                                       Treasurer


James H. Abitz
222 West College Avenue
Appleton, WI 54919                                     Vice President

James Jawort
4321 North Ballard Road
Appleton, WI 54919                                     Vice President

Gary Mounce
4321 North Ballard Road

Appleton, WI 54919                                     Assistant Vice President

Michael J. Mevis                                       Assistant Vice President
4321 North Ballard Road
Appleton, WI   54919

Robert G. Same                                         Chief Compliance Officer
222 W. College Avenue                                  and Deputy General
Appleton, WI   54919                                   Counsel

Dan Shinnick
4321 North Ballard Road

Appleton, WI 54919                                      Vice President

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant


Registrant is a separate account of Depositor, established by the Board of Directors of Depositor in 1994, pursuant to the laws of the State of Wisconsin. Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. Depositor controls the following wholly-owned, direct and indirect subsidiaries:
(a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation (AALCMC), a Delaware corporation that is a registered broker-dealer; and (c) North Meadows Investment, Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; and (d) AAL Variable Product Series Fund, Inc. ("Fund"), a Maryland corporation organized as an open-end management investment company. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities, other than the Fund, which files separate financial statements.


Item 27. Number of Certificate Owners


As of December 31, 1998, there were approximately 29,577 qualified and 23,641 non-qualified Certificate owners.


Item 28. Indemnification

Section 32 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund's Articles of Incorporation and Article X of the Fund's Bylaws, and Section Eight of AALCMC's Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and AALCMC of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or AALCMC, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and AAL contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 15 and 16 of the Transfer Agency Agreement between the Fund and AAL provide that each party shall indemnify the other for certain liability. Section 15 states that AAL shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, AAL will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney's fees, incurred by the Fund as a result of AAL's gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold AAL harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of AAL, its officers, employees and agents.

Section 7 of the Participation Agreement between AAL and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between AAL and AALCMC contains a provision in which AAL and AALCMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or AALCMC of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or AALCMC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

An insurance company blanket bond is maintained, providing $10,000,000 coverage for officers and employees of Aid Association for Lutherans (the Depositor) the Fund and AALCMC, and $750,000 coverage for their general agents and Depositor's Representatives, both subject to a $100,000 deductible.

Item 29. Principal Underwriter

(a) AALCMC, the principal underwriter of the Certificates, is also the distributor of the shares of The AAL Mutual Funds, a Massachusetts Business Trust offering a series of individual funds, including The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, Money Market Funds (Class A and Class B) and The AAL U.S. Government Zero Coupon Target Fund Series 2001 and The AAL U.S. Government Zero Coupon Target Fund Series 2006, all of which are open-end management investment companies.

(b) The directors and principal officers of AALCMC are set out below. Unless otherwise indicated, the principal business address of each person named below is 222 West College Avenue, Appleton, Wisconsin, 54911.


Name and Principal                                          Positions and Offices
Business Address                                            with Underwriter

Steven A. Weber                                             Director



Woodrow E. Eno                                              Director, Vice President, General Counsel and Secretary

James H. Abitz                                              Director and Senior Vice President


Ronald G. Anderson                                          Chairman of the Board and President


Robert G. Same                                              Assistant Secretary

Stanley H. Herman                                           Director and Vice President

Jon M. Stellmacher                                          Director and Vice President


Jeffrey L. Verhagen                                         Vice President


Thomas R. Mischka                                           Director and Vice President


Lori Richardson                                             Vice President


Krien VerBerkmoes III                                       Vice President and Chief Compliance Officer


Paul Stadler                                                Vice President


Charles D. Gariboldi                                        Assistant Vice President

Charles A. Friedman                                         Assistant Vice President

Wendy S. Schmidt                                            Assistant Vice President


(c)      Not Applicable.

Item 30. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54911, and 125 North Superior Street, Appleton, Wisconsin,54911.


Item 31.  Services

Not Applicable.


Item 32. Undertakings

(a)  Registrant   undertakes  to  file  a   post-effective   amendment  to  this
     Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Certificates may be accepted.

(b) Registrant undertakes to include either: (1) as part of any application to purchase a Certificate offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information or financial statements required to be made available under this Form promptly, upon either written or oral request.

(d) The Depository insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

Withdrawal Restrictions for 403(b) Plans

The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)(11), which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship).

AAL relies on a No-Action Letter issued by the Securities and Exchange Commission staff on November 28, 1988, to the American Council of Life Insurance stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 if, in effect, AAL permits restrictions on cash distributions from elective contributions to the extent necessary to comply with Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

     (1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with the offer of the Certificate;

     (2) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Certificate;

     (3) Instruct AAL Representatives who solicit participants to purchase the Certificate specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants; and

     (4) Obtain from each plan participant who purchases a Section 403(b) annuity Certificate, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his Certificate Value.

AAL has complied, and is complying, with the provisions of paragraphs (1) - (4) above.

SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Appleton and State of Wisconsin on this 22nd day of April, 1999.


                         AAL VARIABLE ANNUITY ACCOUNT I
                         (Registrant)

                         By:  Aid Association for Lutherans
                              (Depositor, on behalf of itself and Registrant)


                                             By:  /s/ John O. Gilbert
                                                  ------------------------------
                                                  John O. Gilbert
                                                  President and
                                                  Chief Executive Officer

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


/s/ John O. Gilbert                President
------------------------------     and Chief Executive Officer    April 22, 1999
John O. Gilbert


/s/ Carl Rudolph
------------------------------     Vice President, Controller,    April 22, 1999
Carl Rudolph                       Treasurer and Chief Financial Officer
                                   (Principal Financial Officer,
                                   Principal Accounting Officer)


All of the Board of Directors:
Herbert J. Arkebauer          John O. Gilbert             Paul D. Schrage
Raymond G. Avischious         Gary J. Greenfield          James H. Scott
Richard E. Beumer             Richard L. Gunderson        Kathi P. Seifert
Kenneth Daly                  Robert H. Hoffman           Roger B. Wheeler
Elizabeth A. Duda             Robert E. Long              E. Marlene Wilson
Edward A. Engel               Robert B. Peregrine         Rev. Thomas R. Zehnder

         John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duty executed by such persons.



/s/ John O. Gilbert
------------------------------                                     April 22,1999
John O. Gilbert
Attorney-in-Fact

                         AAL VARIABLE ANNUITY ACCOUNT I

                                INDEX TO EXHIBITS

     The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.



Exhibit
Number
               Name of Exhibit


3 First Amendment to the Amended and Restated Principal Underwriting and Servicing Agreement between Aid Association for Lutherans (AAL) and AAL Capital Management Corporation (AAL CMC) dated March 15, 1999

4 c            IRA Endorsements

4(e) Variation pages applicable to both Adult and Juvenile Certificates used in Various States

5(a)           Standard Computer Certificate Application

5c             Variable Annuity Option Selection Form

5(e)           Omnibus IRA Disclosures and Financial Disclosures

5(f)           TSA Salary Reduction Agreement Form

5(g)           MCA Worksheet

6(b)           Bylaws of Depositor

8(a) Amended and Restated Participation Agreement between AAL and the AAL Variable Product Series Fund, Inc. (the "Fund) as of March 15, 1999

8 (b) Amendment to the Trade Name/Service Mark Licensing Agreement between AAL and the Fund dated March 15, 1999

8 (c) Letter Terminating the Administrative Services Agreement between AAL and AAL Capital Management Corporation (AAL CMC) effective January 1, 1999

8 (d)          Amendment and Restatment of Transfer Agency Agreement, dated
               March 15, 1999

9              Opinion of Counsel


10             Consent of Independent Auditors